EXHIBIT 10.01


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                         LOUISIANA CASINO CRUISES, INC.

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                     Trustee

                         -------------------------------

                                    INDENTURE

                          Dated as of November 15, 1998

                         -------------------------------
                                up to $50,313,200

                      Senior Secured Increasing Rate Notes

                                    Due 2001

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                              CROSS-REFERENCE TABLE

    TIA                                                           Indenture
SECTION
310   (a)(1).................................................     607
      (a)(2).................................................     607
      (a)(3).................................................     N.A.
      (a)(4).................................................     N.A.
      (a)(5).................................................     607
      (b)....................................................     608 (d)
      (c)....................................................     N.A.
311   (a)....................................................     613
      (b)....................................................     604; 613
      (c)....................................................     N.A.
312   (a)....................................................     305
      (b)....................................................     701
      (c)....................................................     701
313   (a)....................................................     702 (a)
      (b)(1).................................................     702 (b) (1)
      (b)(2).................................................     702 (b) (2)
      (c)....................................................     703,601,702(a)
      (d)....................................................     702 (c)
314   (a)....................................................     703 (1), (2)
      (b)....................................................     1201 (d)
      (c)(1).................................................     102
      (c)(2).................................................     102
      (c)(3).................................................     N.A.
      (d)....................................................     1204
      (e)....................................................     102
      (f)....................................................     N.A.
315   (a)... ................................................     602 (d)
      (b)....................................................     602 (d)
      (c)....................................................     602 (b)
      (d)....................................................     602 (c)
      (e)....................................................     507
316   (a) (last sentence)....................................     104 (f)
      (a)(1)(A)..............................................     512
      (a)(1)(B)..............................................     513
      (a)(2).................................................     N.A.
      (b)....................................................     508
      (c)....................................................     104 (d)
317   (a)(1).................................................     503
      (a)(2).................................................     504

___________________ N.A. means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture


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      (b)....................................................     1003
318   (a)....................................................     111
      (b)....................................................     N.A.
      (c)....................................................     111

___________________ N.A. means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

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                                TABLE OF CONTENTS

                                                                          PAGE

PARTIES        ...........................................................  1
RECITALS       ...........................................................  1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.    Definitions...............................................  1
SECTION 102.    Compliance Certificates and Opinions...................... 18
SECTION 103.    Form of Documents Delivered to Trustee.................... 19
SECTION 104.    Acts of Holders........................................... 19
SECTION 105.    Notices, etc., to Trustee and Company..................... 21
SECTION 106.    Notice to Holders; Waiver................................. 21
SECTION 107.    Effect of Headings and Table of Contents.................. 21
SECTION 108.    Successors and Assigns.................................... 22
SECTION 109.    Separability Clause....................................... 22
SECTION 110.    Benefits of Indenture..................................... 22
SECTION 111.    Governing Law............................................. 22
SECTION 112.    Legal Holidays............................................ 22

                             ARTICLE TWO

                           SECURITY FORMS

SECTION 201.    Forms Generally........................................... 23
SECTION 202.    Form of Face of Note...................................... 23
SECTION 203.    Form of Reverse of Note................................... 24
SECTION 204.    Form of Trustee's Certificate of Authentication........... 27
SECTION 205.    Restrictive Legend........................................ 28
SECTION 206.    Legends, Generally........................................ 28
SECTION 207.    Form of Guarantee......................................... 28

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                            ARTICLE THREE

                           THE SECURITIES

SECTION 301.    Title and Terms........................................... 29
SECTION 302.    Denominations............................................. 30
SECTION 303.    Execution, Authentication, Delivery and Dating............ 30
SECTION 304.    Temporary Notes........................................... 31
SECTION 305.    Registration, Registration of Transfer and Exchange....... 31
SECTION 306.    Mutilated, Destroyed, Lost and Stolen Notes............... 32
SECTION 307.    Payment of Interest; Interest Rights Preserved............ 33
SECTION 308.    Persons Deemed Owners..................................... 34
SECTION 309.    Cancellation.............................................. 34
SECTION 310.    Computation of Interest................................... 35

                            ARTICLE FOUR

                     SATISFACTION AND DISCHARGE

SECTION 401.    Satisfaction and Discharge of Indenture................... 35
SECTION 402.    Application of Trust Money................................ 36

                            ARTICLE FIVE

                        DEFAULTS AND REMEDIES

SECTION 501.    Events of Default......................................... 36
SECTION 502.    Acceleration of Maturity; Rescission and Annulment........ 38
SECTION 503.    Collection of Indebtedness and Suits for Enforcement
                 by Trustee............................................... 39
SECTION 504.    Trustee May File Proofs of Claim.......................... 40
SECTION 505.    Trustee May Enforce Claims Without Possession of Notes.... 41
SECTION 506.    Application of Money Collected............................ 41
SECTION 507.    Limitation on Suits....................................... 41
SECTION 508.    Unconditional Right of Holders to Receive Principal,
                 Premium and Interest..................................... 42
SECTION 509.    Restoration of Rights and Remedies........................ 42
SECTION 510.    Rights and Remedies Cumulative............................ 43
SECTION 511.    Delay or Omission Not Waiver.............................. 43

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SECTION 512.    Control by Holders........................................ 43
SECTION 513.    Waiver of Past Defaults................................... 43
SECTION 514.    Waiver of Stay or Extension Laws.......................... 44

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.    Notice of Defaults........................................ 44
SECTION 602.    Certain Rights of Trustee................................. 45
SECTION 603.    Trustee Not Responsible for Recitals or Issuance of Notes. 47
SECTION 604.    May Hold Notes............................................ 47
SECTION 605.    Money Held in Trust....................................... 47
SECTION 606.    Compensation and Reimbursement............................ 48
SECTION 607.    Corporate Trustee Required; Eligibility................... 49
SECTION 608.    Resignation and Removal; Appointment of Successor......... 49
SECTION 609.    Acceptance of Appointment by Successor.................... 50
SECTION 610.    Merger, Conversion, Consolidation or Succession
                 to Business.............................................. 50
SECTION 611.    Paying Agents............................................. 51
SECTION 612.    Environmental Matters..................................... 51
SECTION 613.    Preferential Collection of Claims Against Company......... 52

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.    Disclosure of Names and Addresses of Holders.............. 52
SECTION 702.    Reports by Trustee........................................ 52
SECTION 703.    Reports by Company........................................ 53

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.    Company May Consolidate, etc., Only on Certain Terms...... 54
SECTION 802.    Successor Substituted..................................... 55

                                  ARTICLE NINE

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                           SUPPLEMENTAL INDENTURES AND
                        AMENDMENTS TO SECURITY DOCUMENTS

SECTION 901.    Supplemental Indentures and Amendments to Security
                 Documents Without Consent of Holders..................... 55
SECTION 902.    Supplemental Indentures and Amendments to Security
                 Documents with Consent of Holders........................ 56
SECTION 903.    Execution of Supplemental Indentures and Amendments to
                 the Security Documents................................... 57
SECTION 904.    Effect of Supplemental Indentures......................... 58
SECTION 905.    Conformity with Trust Indenture Act....................... 58
SECTION 906.    Reference in Notes to Supplemental Indentures............. 58
SECTION 907.    Notice of Supplemental Indentures and Amendments to
                 Security Documents....................................... 58

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.   Payment of Principal, Premium, if Any, and Interest....... 58
SECTION 1002.   Maintenance of Office or Agency........................... 59
SECTION 1003.   Money to Be Held in Trust................................. 59
SECTION 1004.   Corporate Existence....................................... 60
SECTION 1005.   Payment of Taxes and Other Claims......................... 60
SECTION 1006.   Maintenance of Properties................................. 61
SECTION 1007.   Insurance................................................. 61
SECTION 1008.   Statement by Officers as to Default....................... 61
SECTION 1009.   Reports................................................... 62
SECTION 1010.   Purchase of Notes upon Change of Control.................. 62
SECTION 1011.   Limitation on Incurrence of Additional Indebtedness
                    and  Disqualified Capital Stock....................... 64
SECTION 1012.   Payments for Consent...................................... 65
SECTION 1013.   Limitation on Restricted Payments......................... 65
SECTION 1014.   Limitation on Liens....................................... 66
SECTION 1015.   Limitation on Dividends and Other Payment Restrictions
                 Affecting Subsidiaries................................... 66
SECTION 1016.   Limitation on Sale and Lease-back Transactions............ 66
SECTION 1017.   Limitation on Sale of Assets and Subsidiary Stock......... 67

SECTION 1018.   Application of Net Cash Proceeds in Event of Loss......... 69
SECTION 1019.   Ownership of Equity Interests of Subsidiaries............. 69
SECTION 1020.   Limitation on Transactions with Affiliates................ 70
SECTION 1021.   Limitation on Lines of Business........................... 70
SECTION 1022.   Additional Collateral..................................... 70
SECTION 1023.   [Intentionally Omitted]................................... 72
SECTION 1024.   [Intentionally Omitted]................................... 72
SECTION 1025.   [Intentionally Omitted]................................... 72
SECTION 1026.   [Intentionally Omitted]................................... 72
SECTION 1027.   Security Documents........................................ 72
SECTION 1028.   Validity of Security Interest............................. 72
SECTION 1029.   Mandatory Purchase Offers................................. 72
SECTION 1030.   Future Subsidiary Guarantees.............................. 73

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.   Right of Redemption....................................... 74
SECTION 1102.   Applicability of Article.................................. 74
SECTION 1103.   Election to Redeem; Notice to Trustee..................... 74
SECTION 1104.   Selection by Trustee of Notes to Be Redeemed.............. 74
SECTION 1105.   Notice of Redemption...................................... 75
SECTION 1106.   Deposit of Redemption Price............................... 75
SECTION 1107.   Notes Payable on Redemption Date.......................... 75
SECTION 1108.   Notes Redeemed in Part.................................... 76
SECTION 1109.   Redemption Pursuant to Gaming Laws........................ 76

                           ARTICLE TWELVE

                          SECURITY INTEREST

SECTION 1201.   Assignment of Security Interest........................... 76
SECTION 1202.   Suits to Protect the Collateral........................... 78
SECTION 1203.   Further Assurances and Security........................... 78
SECTION 1204.   Release of Collateral..................................... 78
SECTION 1205.   Reliance on Opinion of Counsel............................ 79
SECTION 1206.   Purchaser May Rely........................................ 80
SECTION 1207.   Payment of Expenses....................................... 80

                          ARTICLE THIRTEEN

                 DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.   Company's Option to Effect Defeasance or Covenant
                 Defeasance............................................... 80
SECTION 1302.   Defeasance and Discharge.................................. 80
SECTION 1303.   Covenant Defeasance....................................... 81
SECTION 1304.   Conditions to Defeasance or Covenant Defeasance........... 81
SECTION 1305.   Deposited Money and U.S. Government Obligations to Be
                 Held in Trust; Other Miscellaneous Provisions............ 82
SECTION 1306.   Reinstatement............................................. 83

                          ARTICLE FOURTEEN

                       GUARANTEE OF SECURITIES

SECTION 1401.   Guarantee................................................. 83
SECTION 1402.   Execution and Delivery of Guarantee....................... 85
SECTION 1403.   Limitation of Guarantee................................... 85
SECTION 1404.   [Intentionally Omitted]................................... 85
SECTION 1405.   Release of Guarantor...................................... 85
SECTION 1406.   Waiver of Subrogation..................................... 86

SIGNATURES      .......................................................... S-1

EXHIBITS

A.     Form of Ship Mortgage
B.     Form of Security Agreement
C.     Form of Shore Mortgage
D.     Form of Legend regarding the Global Note
E.     Form of Legend regarding Transfer Restriction
F.     Form of Purchaser's Representation Letter

SCHEDULES

1.01 Liens outstanding on Issue Date (after giving effect to the application of the proceeds of Notes)
1.02   Transactions with affiliates in effect on the Issue Date

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                                      -1-

         INDENTURE, dated as of November 15, 1998 between Louisiana Casino Cruises, Inc., a Louisiana corporation (the "Company"), having its principal office at 1717 River Road N., Baton Rouge, Louisiana 70802, and U.S. Bank Trust National Association (the "Trustee").

         This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of Senior Secured Increasing Rate Notes due 2001, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         This Indenture shall be subject to and governed by the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Acquired Indebtedness" means Indebtedness or Disqualified Capital Stock of any Person existing at the time such Person becomes a Subsidiary of the Company, including by designation, or is merged or consolidated into or with the Company or one of its Subsidiaries.

         "Acquisition" means the purchase or other acquisition of any Person or all or substantially all the assets of any Person by any other Person, whether by purchase, merger, consolidation, or other transfer, and whether or not for consideration.

         "Adequate Provisions", with respect to the payment of claims secured by a Lien, shall be deemed to have been made if a bond, escrow or trust account for payment has been established with an independent third party in an amount at least equal to the total of such outstanding claims.

         "Additional Interest" means additional interest on the Notes which the Company agrees to pay to the Holders, under circumstances specified in the Registration Rights Agreement.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, the term "control" means the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, PROVIDED that, with respect to ownership interest in the Company and its Subsidiaries, a Beneficial Owner of 10% or more of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, shall for such purposes be deemed to constitute control.

         "Affiliate Transaction" has the meaning specified in Section 1020.

         "Asset Sale" has the meaning specified in Section 1017.

         "Attributable Indebtedness" means, in respect of a Sale and Lease-Back Transaction, as at the time of determination, the greater of (i) the fair value of the property subject to such arrangement (as determined by the Board of Directors of the Company) and (ii) the present value of the notes (discounted at the rate of interest implicit in such transaction) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

         "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (ii) the sum of all such principal (or redemption) payments.

         "Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

         "Beneficial Owner" or "beneficial owner" or "beneficial ownership" for purposes of the definition of Change of Control, Affiliate and Related Person has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Issue Date), whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person, to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

         "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness that is not itself otherwise capital stock), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

         "Cash Equivalent" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) or (ii) time deposits, money market deposit accounts and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $250 million or (iii) commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc., and in the case of each of (i), (ii) and (iii) maturing within one year after the date of acquisition or (iv) repurchase obligations for underlying securities of the types and with the maturities described above.

         "Casino Rouge" means the riverboat casino and related facilities, including facilities operated by the Company in Baton Rouge, Louisiana and as more fully described in the Security Documents.

         "Change of Control" means (A) any merger or consolidation of the Company with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee(s) or surviving entity or entities, (B) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than an Excluded Person) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, (C) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, including new directors designated in or provided for in an agreement regarding the merger, consolidation or sale, transfer or other conveyance, of all or substantially all of the assets of the Company, if such agreement was approved by a vote of such majority of directors) cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (D) the Company adopts a plan of liquidation. Notwithstanding anything to the contrary contained herein, a "change of control" shall not be deemed to include any transaction between CRC and Jackpot Enterprises, Inc. or among the Company, CRC and Jackpot Enterprises, Inc.

         "Change of Control Offer" has the meaning specified in Section 1010.

         "Collateral" means the Company's current and future tangible and intangible assets (other than such future assets as may secure Purchase Money Indebtedness and obligations under the Revolving

Credit Facility in accordance with clause (j) of the definition of "Permitted Lien" hereunder, including, but not limited to, real estate, equipment, inventory, receivables, contracts, licenses, trademarks and intellectual property as well as anything else referred to as "collateral" in any Security Document.

         "Collateral Account" has the meaning specified in the Security
Agreement.

         "Collateral Proceeds" means (a) any Net Cash Proceeds received or receivable by the Company or any other Grantor as a result of an Asset Sale or Event of Loss involving the Collateral, (b) all interest or other earnings on amounts on deposit in the Collateral Account and (c) any amounts required to be deposited in the Collateral Account pursuant to the Shore Mortgage.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Consolidated Coverage Ratio" of any Person on any date of determination (the "Transaction Date") means the ratio, on a PRO FORMA basis, of
(a) the aggregate amount of Consolidated EBITDA of such Person attributable to continuing operations and businesses (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of) for the Reference Period to (b) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; PROVIDED that, for purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period without regard to the effect of subsection (c) of the definition of "Consolidated Net Income," (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period without regard to the effect of subsection (c) of the definition of "Consolidated Net Income," (iii) the incurrence of any Indebtedness or issuance of any Disqualified Capital Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of the Reference Period, and (iv) the Consolidated Fixed Charges of such Person attributable to interest on any Indebtedness or dividends on any Disqualified Capital Stock bearing a floating interest (or dividend) rate shall be computed on a PRO FORMA basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to an Interest Swap or Hedging Obligation (which shall remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

         "Consolidated EBITDA" means, with respect to any Person, for any period, the Consolidated Net Income of such Person for such period adjusted to add thereto (to the extent deducted from net income in determining Consolidated Net Income), without duplication, the sum of (i) Consolidated income tax expense, (ii) Consolidated depreciation and amortization expense and provision for write-down of assets, (iii) Consolidated Fixed Charges and (iv) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, less the amount of all cash payments made by such Person or any of its Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or any prior period, PROVIDED that consolidated income tax expense and depreciation and amortization of a Subsidiary that is a less than Wholly-owned Subsidiary shall only be added to the extent of the equity interest of the Company in such Subsidiary.

         "Consolidated Fixed Charges" of any Person means, for any period, (1) the aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest expensed, capitalized, paid, or accrued, whether or not actually paid in cash or in kind (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations), of such Person and its Consolidated Subsidiaries during such period, including
(i) original issue discount and non-cash interest payments or accruals on any Indebtedness, (ii) the interest portion of all deferred payment obligations, and
(iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptances and letters of credit financings and currency and the net costs associated with Interest Swap and Hedging Obligations, in each case to the extent attributable to such period, and (b) the amount of dividends accrued or payable (or guaranteed), whether or not actually paid in cash or in kind, by such Person or any of its Consolidated Subsidiaries in respect of preferred stock (other than by Subsidiaries of such Person to such Person or such Person's Wholly-owned Subsidiaries), less (2) to the extent included in clause (1) above, amortization expenses or write-off of deferred financing costs of such Person and its Subsidiaries and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness before its stated maturity, as determined in accordance with GAAP. For purposes of this definition, (x) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined in good faith by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guaranty by such Person or a Subsidiary of such Person of an obligation of another person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

         "Consolidated Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication): (a) all gains (but not losses) which are either extraordinary (as determined in accordance with GAAP) or are either unusual or nonrecurring (including any gain from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of any Equity Interests), (b) the net income, if positive, of any Person, other than a Wholly-owned Consolidated Subsidiary, in which such person or any of its Consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash to such Person or a Wholly-owned Consolidated Subsidiary of such Person during such period, (c) the net income or loss of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and
(d) the net income, if positive, of any of such Person's Consolidated Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Consolidated Subsidiary.

         "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less (to the extent included) amounts attributable to Disqualified Capital Stock of such Person.

         "Consolidated Subsidiary" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired), the financial statements of which are consolidated for financial statement reporting purposes with the financial statements of such Person in accordance with GAAP.

         "Consolidation" means, with respect to the Company, the consolidation of the accounts of the Subsidiaries with those of the Company, all in accordance with GAAP. The term "consolidated" has a correlative meaning to the foregoing.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 180 East 5th Street, St. Paul, Minnesota, 55101, Attention: Corporate Trust Department.

         "Corporation" includes corporations, associations, companies and business trusts.

         "CRC" means CRC Holdings, Inc.

         "Default" means any Event of Default, or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Disqualified Capital Stock" means, with respect to any Person, Equity Interests of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time or both would be, required to be redeemed or repurchased (except for customary change of control and asset sale provisions, including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to 91 days following the Stated Maturity of the Notes.

         "Equity Interest" of any Person means any shares, interests, participations or other equivalents (however designated) in such Person's equity, and shall in any event include any Capital Stock issued by, or partnership or membership interests in, such Person.

         "Event of Default" has the meaning specified in Section 501.

         "Event of Loss" means, with respect to any property or asset, (i) any loss, destruction or damage of such property or asset or (ii) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

         "Exchange Notes" has the meaning provided in the Registration Rights Agreement.

         "Excluded Person" means any of CRC, Jackpot Enterprises, Inc., Dan S. Meadows, Jerry L. Bayles and Thomas L. Meehan, and all Related Persons of each such Person.

         "Exempted Affiliate Transaction" means (a) customary employee compensation arrangements approved by a majority of independent (as to such transactions) members of the Board of Directors of the Company, (b) transactions solely between the Company and any of its Wholly-owned Subsidiaries or solely among Wholly-owned Subsidiaries of the Company and (c) the Management Agreement as in effect on the Issue Date.

         "Fair Market Value" or "fair value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Unless otherwise specified, Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee.

         "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States as in effect from time to time.

         "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof, with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by the Company or any of its Subsidiaries.

         "Gaming Licenses" means every material license, material franchise or other material authorization required to own, lease, operate or otherwise conduct or manage riverboat, dockside or land-based gaming in any state or jurisdiction in which the Company or any of its Subsidiaries conduct business, and any applicable liquor licenses.

         "Gaming Vessel" means a riverboat casino (i) which is substantially similar in size and space to the Casino Rouge, (ii) with at least the same overall qualities and amenities as the Casino Rouge, and (iii) that is developed, constructed and equipped to be in compliance with all federal, state and local laws, including, without limitation, the cruising requirements of the Louisiana Act. In the event the laws of the State of Louisiana change to permit the development and operation of additional land-based casinos, the terms "Gaming Vessel" shall be deemed to include a land-based casino meeting the requirements of clauses (i), (ii) and (iii) above.

         "Grantor" means (i) any mortgagor as defined in the Mortgages and (ii) any other Person that grants a security interest in any of its assets in favor of the Trustee for its benefit and the benefit of the Holders.

         "Governmental Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof, and any maritime authority.

         "Guarantee" means, as the context may require, individually, a guarantee, or collectively, any and all guarantees, of the obligations of the Company with respect to the Notes by each Guarantor pursuant to the terms of
Article 14 hereof, substantially in the form set forth in Section 207.

         "Guarantors" shall have the meaning given in Section 1030

         "Holders" means the holders of the Notes from time to time.

         "Indebtedness" of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of any such Person, to the extent such liabilities and obligations would appear as a liability upon the consolidated balance sheet of such Person in accordance with GAAP, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, or (iii) representing the deferred and unpaid balance of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors (other than accounts payable or other obligations to trade creditors which have remained unpaid for greater than 120 days past their original due date unless such obligation is being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP); (b) all liabilities and obligations, contingent or otherwise, of such Person (x) evidenced by bankers' acceptances or similar based facilities issued or accepted by banks, (y) relating to any Capitalized Lease Obligation, or (z) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (c) all net obligations of such Person under Interest Swap and Hedging Obligations; (d) all liabilities and obligations of others of the kind described in the preceding clause (a), (b) or (c) that such Person has guaranteed or otherwise directly or indirectly provided credit support for or that is otherwise its legal liability or which are secured by any assets or property of such Person and all obligations to purchase, redeem or acquire any Equity Interests of such Person or any of its Affiliates; (e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c) or (d), or this clause (e), whether or not between or among the same parties; (f) the Attributable Indebtedness of such Person in respect of Sale and Lease-Back Transactions; and (g) all Disqualified Capital Stock of such Person (measured at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends), PROVIDED that any indebtedness which has been defeased in accordance with GAAP or defeased pursuant to the deposit of cash or U.S. Government Obligations (in an amount sufficient to satisfy all such indebtedness obligations at maturity or redemption, as applicable, and all payments of interest and premium, if any) in a trust or account created or pledged for the sole benefit of the holders of such indebtedness, and subject to no other Liens, and the other applicable terms of the instrument governing such indebtedness, shall not constitute "Indebtedness." For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer (or managing general partner of the issuer) of such Disqualified Capital Stock. Notwithstanding the foregoing, none of the following shall constitute
Indebtedness: (i) indebtedness arising from agreements providing for non-competition payments, earn-out payments, indemnification or adjustment of purchase price or from guarantees securing any obligations of the Company or any of its Subsidiaries pursuant to such agreements, incurred or assumed in connection with the acquisition or disposition of any business, assets or Subsidiary of the Company, other than guarantees or similar credit support by the Company or any of its Subsidiaries of indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; (ii) obligations arising from guarantees to contractors incurred in the ordinary course of business; (iii) obligations (other than express guarantees of indebtedness for borrowed money) in respect of Indebtedness of other Persons arising in connection with (A) the sale or discount of accounts receivable, (B) trade acceptances and (C) endorsements of instruments for deposit in the ordinary course of business; (iv) obligations in respect of performance bonds provided by the Company or its Subsidiaries in the ordinary course of business; (v) obligations arising from the honoring by a bank or other financial institution of a check, draft or similar instances drawn against insufficient funds in the ordinary course of business, PROVIDED that such obligation is extinguished within two business days of its incurrence; and
(vi) any obligations under workers' compensation laws and other similar legislation.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Swap and Hedging Obligation" means any obligation of any Person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount.

         "Investment" by any Person in any other Person means (without duplication) (a) the acquisition (whether by purchase, merger, consolidation or otherwise) by such Person (whether for cash, property, services, securities or otherwise) of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other Person or any agreement to make any such acquisition; (b) the making by such Person of any deposit with, or advance, loan or other extension of credit (other than extensions of trade credit on commercially reasonable terms consistent with customary trade practice) to, such other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) or any commitment to make any such advance, loan or extension (but excluding accounts receivable, endorsements for collection or deposits arising in the ordinary course of business); (c) other than guarantees of Indebtedness of the Company to the extent permitted by Section 1011, the entering into by such Person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other Person; and (d) the making of any capital contribution by such Person to such other Person.

         "Issue Date" means the date of first issuance of the Notes under the Indenture.

         "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

         "Louisiana Act" means the Louisiana Riverboat Economic Development and Gaming Control Act, as amended from time to time.

         "Management Agreement" means the Casino Consulting and Management Agreement between the Company and CRC, dated December 11, 1992, as amended, as described in the Offering Memorandum.

         "Mandatory Redemption Offer" has the meaning as set forth in Section
203.

         "Maturity", when used with respect to any security, means the date on which the principal of such security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, required purchase or otherwise.

         "Maturity Date", when used with respect to any security, means the date specified in such security as the fixed date on which the principal of such security is due and payable.

         "Mortgages" means the Ship Mortgage and the Shore Mortgage.

         "Net Cash Proceeds" means the aggregate amount of cash or Cash Equivalents received by the Company in the case of a sale of Qualified Capital Stock and by the Company and its Subsidiaries in respect of an Asset Sale plus, in the case of an issuance of Qualified Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Company that were issued for cash on or after the Issue Date, the amount of cash originally received by the Company upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) plus, in the case of an Asset Sale, the amount of any cash or Cash Equivalents received upon the sale or disposition within 30 days after such Asset Sale of any non-cash consideration received therefrom less, in each case, the sum of all payments, fees, commissions and (in the case of Asset Sales, reasonable and customary), expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Qualified Capital Stock, and, in the case of an Asset Sale only, less the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable taxes required to be paid by the Company or any of its respective Subsidiaries in connection with such Asset Sale in the taxable year that such sale is consummated or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes.

         "Notes" means the Senior Secured Increasing Rate Notes due 2001 issued by the Company pursuant to this Indenture, including, without limitation, the Exchange Notes, Private Exchange Notes, if any, and the PIK Notes, if any, treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof.

         "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Offering Memorandum" means the Final Offering Memorandum of the Company dated November 19, 1998, relating to the Notes.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Notes on behalf of the Company.

         "Permitted Indebtedness" means that:

         (a) the Company may incur Indebtedness evidenced by the Notes, including the PIK Notes, if any, and represented by the Indenture and the Security Documents up to the amounts specified therein as of the date thereof;

         (b) the Company may incur Refinancing Indebtedness with respect to any Indebtedness or Disqualified Capital Stock, as applicable, described in clause (a) of this definition or incurred under the Debt Incurrence Ratio test in Section 1011(c) or which is outstanding on the Issue Date (after giving effect to the repurchase of the 1993 Notes with the net proceeds of the Offering); PROVIDED that in each case such Refinancing Indebtedness is secured only by the assets that secured the Indebtedness so refinanced; and

         (c) the Company may incur Indebtedness to any Wholly-owned Subsidiary and any Wholly-owned Subsidiary may incur Indebtedness to any other Wholly-owned Subsidiary or to the Company; PROVIDED that, in the case of Indebtedness of the Company, such obligations shall be unsecured and subordinated in all respects to the Company's obligations pursuant to the Notes and any event that causes such Subsidiary no longer to be a Wholly-owned Subsidiary shall be deemed to be a new incurrence subject to
      Section 1011.

         "Permitted Investment" means Investments in (a) any of the Notes; (b) Cash Equivalents; (c) intercompany notes to the extent permitted under clause
(c) of the definition of "Permitted Indebtedness"; and (d) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company in satisfaction of judgments.

         "Permitted Lien" means (a) Liens existing on the Issue Date; (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (c) statutory liens of carriers, warehousemen, mechanics, material men, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business, PROVIDED that (i) the underlying obligations are not overdue for a period of more than 30 days, or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(e) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the property, subject thereto (as such property is used by the Company or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;
(f) Liens arising by operation of law in connection with judgments and garnishments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto; (g) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (h) Liens securing the Notes; (i) Liens securing Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged with or into the Company or a Subsidiary or Liens securing Indebtedness incurred in connection with an Acquisition, PROVIDED that such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any other assets; (j) Liens arising from Purchase Money Indebtedness or securing the obligations under the Revolving Credit Facility, in either case permitted to be incurred pursuant to Section 1011, PROVIDED that Liens arising from such Purchase Money Indebtedness or Indebtedness outstanding under the Revolving Credit Facility relate solely to the property which is subject to such Purchase Money Indebtedness or Indebtedness outstanding under the Revolving Credit Facility; (k) leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Company or any of its Subsidiaries or materially detracting from the value of the relative assets of the Company or any Subsidiary; (l) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business; (m) Liens securing Refinancing Indebtedness incurred to refinance any Indebtedness that was previously so secured in a manner no more adverse to the Holders of the Notes than the terms of the Liens securing such refinanced Indebtedness, and PROVIDED that the Indebtedness secured is not increased and the Lien is not extended to any additional assets or property that would not have been security for the Indebtedness refinanced; or (n) other Liens permitted under the Security Documents.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PIK Notes" means those Notes issuable in lieu of cash, at the Company's option, for that portion of interest above 14.0% per annum, as further described in Article Three.

         "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends on or to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Private Exchange" has the meaning set forth in the Registration Rights Agreement or, with respect to Notes issued under this Indenture subsequent to the Issue Date pursuant to Section 2.01, a registration rights agreement substantially identical to the Registration Rights Agreement.

         "Private Exchange Notes" has the meaning set forth in the Registration Rights Agreement or, with respect to Notes issued under this Indenture subsequent to the Issue Date pursuant to Section 2.01, a registration rights agreement substantially identical to the Registration Rights Agreement.

         "Public Equity Offering" means an underwritten offering of common stock of the Company for cash pursuant to an effective registration statement under the Securities Act.

         "Purchase Money Indebtedness" of any Person means any Indebtedness of such Person to any seller or other Person incurred solely to finance the acquisition (including in the case of a Capitalized Lease Obligation, the lease) of any after acquired real or personal tangible property which, in the reasonable good faith judgment of the Board of Directors of the Company, is directly related to a Related Business of the Company and which is incurred substantially concurrently with such acquisition and is secured only by the assets so financed.

         "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

         "Qualified Exchange" means any legal defeasance, redemption, retirement, repurchase or other acquisition of Capital Stock of the Company or Indebtedness of the Company issued on or after the Issue Date with the Net Cash Proceeds received by the Company from the substantially concurrent sale of Qualified Capital Stock or any exchange of Qualified Capital Stock for any Capital Stock or Indebtedness of the Company issued on or after the Issue Date.

         "Quarterly Period" means the period from and including the first day of each of the months of March, June, September, December as the case may be, through the next day preceding the following Interest Payment Date, except that the first Quarterly Period shall commence on and include November 25, 1998 and end on but exclude March 1, 1999.

         "Reference Period" with regard to any Person means the four full fiscal quarters (or such lesser period during which such Person has been in existence) ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or the Indenture.

         "Refinancing Indebtedness" means Indebtedness or Disqualified Capital Stock (a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment. modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "Refinancing"), any Indebtedness or Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing plus the amount of any premium paid in connection with such Refinancing in accordance with the terms of the documents governing the Indebtedness refinanced without giving effect to any modification thereof made in connection with or in contemplation of such refinancing) the lesser of (i) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so Refinanced and
(ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such Refinancing, PROVIDED that (A) such Refinancing Indebtedness shall only be used to Refinance outstanding Indebtedness or Disqualified Capital Stock of such Person issuing such Refinancing Indebtedness, (B) such Refinancing Indebtedness shall (x) not have an Average Life shorter than the Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such Refinancing and (y) in all respects, be no less subordinated or junior, if applicable, to the rights of Holders of the Notes than was the Indebtedness or Disqualified Capital Stock to be refinanced, (C) such Refinancing Indebtedness shall have a final stated maturity or redemption date, as applicable, no earlier than the final stated maturity or redemption date, as applicable, of the Indebtedness or Disqualified Capital Stock to be so refinanced, and (D) such Refinancing Indebtedness shall be secured (if secured) in a manner no more adverse to the Holders of the Notes than the terms of the Liens (if any) securing such refinanced Indebtedness, including, without limitation, the amount of Indebtedness secured shall not be increased.

         "Registration Rights Agreement" means the Registration Rights Agreement dated November 25, 1998 between the Company and the Initial Purchaser, as amended from time to time.

         "Related Business" means the gaming and hotel businesses conducted (or proposed to be conducted) by the Company and its Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors of the Company are materially related businesses.

         "Related Person" means any Person who controls, is controlled by or is under common control with an Excluded Person; PROVIDED that, for purposes of this definition, "control" means the beneficial ownership of more than 50% of the total voting power of a Person normally entitled to vote in the election of directors, managers or trustees, as applicable of a Person.

         "Required Regulatory Redemption" means a redemption by the Company of any of such Holder's Notes pursuant to, and in accordance with, any order of any Governmental Authority with appropriate jurisdiction and authority relating to a Gaming License, or to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss, failure to obtain or material impairment or to secure the reinstatement of, any material Gaming License, where such redemption or acquisition is required because the Holder or beneficial owner of Notes is required to be found suitable or to otherwise qualify under any gaming laws and is not found suitable or so qualified within a reasonable period of time.

         "Responsible Officer", when used with respect to the Trustee, means any officer in the Trustee's "Corporate Trust Administration Department" or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Investment" means, in one or a series of related transactions, any Investment, other than Permitted Investments.

         "Restricted Note" has the same meaning as "Restricted Security" set forth in Rule 144(a)(3) promulgated under the Securities Act; PROVIDED, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Note.

         "Restricted Payment" means, with respect to any Person, (a) the declaration or payment of any dividend or any other distribution in respect of Equity Interests of such Person or any parent or Subsidiary of such Person, (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such Person or any Wholly-owned Subsidiary or any parent of such Person, (c) other than with the proceeds from the substantially concurrent sale of, or in exchange for, Refinancing Indebtedness or Qualified Capital Stock any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of or any defeasance of, any Indebtedness which is subordinate to the Notes in any manner, directly or indirectly, by such Person or a parent or Subsidiary of such Person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any Restricted Investment by such Person; PROVIDED that the term "Restricted Payment" does not include (i) any dividend, distribution or other payment on or with respect to Equity Interests of an issuer to the extent payable solely in shares of Qualified Capital Stock of such issuer; (ii) any dividend, distribution or other payment to the Company, or to any of its Wholly-owned Subsidiaries, by any of its Subsidiaries, or (iii) loans or advances to employees of the Company and its Subsidiaries made in the ordinary course of business in an aggregate amount not to exceed $250,000 at any one time outstanding.

         "Revolving Credit Facility" means any revolving credit agreement or similar instrument, including, without limitation, working capital or equipment purchase lines of credit, entered into by the Company governing the terms of a BONA FIDE borrowing by the Company from (i) a third party financial institution that is primarily engaged in the business of commercial banking or (ii) a vendor or other provider of financial accommodations in connection with the purchase of equipment, in either case for valid business purposes, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

         "Sale and Lease-Back Transactions" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or any such Subsidiary to such Person in contemplation of such leasing.

         "Security Agreement" means the Security Agreement dated November 25, 1998, duly executed by the Company and each Grantor, if any, in favor of the Trustee for its benefit and the benefit of the Holders.

         "Security Documents" means this Indenture, the Security Agreement, the Ship Mortgage and each of the Mortgages and any other mortgage, deed of trust, security agreement or similar instrument securing the Company's obligations with respect to the Notes or under this Indenture or any of the Security Documents.

         "Ship Mortgage" means the form of Ship Mortgage attached hereto as Exhibit A.

         "Shore Mortgage" means the Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Financing Statement between the Company (as Grantor) and the Trustee (as Grantee).

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Significant Subsidiary" shall have the meaning provided such term under Regulation S-X of the Securities Act, as in effect on the Issue Date.

         "Stated Maturity", when used with respect to any Note, means December 1, 2001.

         "Subsidiary", with respect to any person, means (i) a corporation a majority of whose Equity Interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest, or (iii) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner and in which such person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest. Unless the context otherwise requires, Subsidiary means each direct and indirect Subsidiary of the Company.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         "Vessel" means any riverboat or barge, whether now owned or hereafter acquired by the Company or any Subsidiary, useful for gaming, administrative, entertainment or any other purpose whatsoever.

         "Wholly-owned Subsidiary" means a Subsidiary all the Equity Interests of which are owned by the Company or one or more Wholly-owned Subsidiaries of the Company,

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of such record date; PROVIDED that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven (11) months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

         (f) In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 105. Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

SECTION 107. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         All covenants and agreements in the Security Documents by each Grantor shall bind its successors and assigns, whether so expressed or not.

SECTION 109. Separability Clause.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110. Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111. Governing Law.

         This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required by such act to be a part of and govern this Indenture, the provision of the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the modifying Indenture provision shall apply to the extent permitted by the TIA. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company, any Guarantor, and the Trustee shall, as a matter of contract, be deemed for all purposes hereof to be subject to and governed by the TIA to the same extent as would be the case if this Indenture were so qualified.

SECTION 112. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally.

         The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The definitive Notes shall be printed or may be produced in any manner, all determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

SECTION 202. Form of Face of Note.

                         LOUISIANA CASINO CRUISES, INC.

                  Senior Secured Increasing Rate Notes Due 2001

No.______                                                            $_________

         Louisiana Casino Cruises, Inc., a Louisiana corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of


Dollars on December 1, 2001, at the office or agency of the Company referred to below. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from

November 25, 1998. The Issuer will pay interest quarterly in arrears on each March 1, June 1, September 1 and December 1 (the "Interest Payment Dates"), commencing March 1, 1999. Interest on any given Interest Payment Date will be payable to holders of record on each February 15, May 15, August 15 and November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         The Notes will bear interest at an increasing rate per annum for any quarterly period equal to the sum of (x) 12.25% plus (y) the number of basis points set forth below (the "Spread"); PROVIDED that the maximum interest rate shall not exceed 18% per annum at any time. The Spread for the period from November 25, 1998, through February 28, 1999, will be zero basis points. Thereafter, the Spread will be increased on the first day of each subsequent quarterly period, commencing March 1, 1999, to 25 basis points over the Spread for the immediately preceding quarterly period.

         At the Company's option, interest payments for amounts above 14.0% may be made in additional notes ("PIK Notes"). The PIK Notes, if issued, will be issued only in fully registered form, without coupons, in denominations of $100.00 and integral multiples thereon. Interest shall be paid until the principal hereof is paid or duly provided for, and (to the extent lawful) the Company shall pay on demand interest on any overdue interest at the rate borne by the Notes from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for.

         Holders of this Note will have rights pursuant to a Registration Rights Agreement between the Company and CIBC Oppenheimer Corp., as Initial Purchaser of the Notes. The Holders shall be entitled to receive payments of "Additional Interest" in the event the Company does not perform certain of its obligations under the Registration Rights Agreement. The maximum Additional Interest that would be payable on the Notes is 2.0% per year over the interest rate that would otherwise apply to the Notes.

         Reference is hereby made to the provisions of the Indenture governing this Note, and further to the provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                  LOUISIANA CASINO CRUISES, INC.

                                        By_____________________________________

SECTION 203. Form of Reverse of Note.

         This Note is one of a duly authorized issue of securities of the Company designated as its Senior Secured Increasing Rate Notes Due 2001 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $50,313,200, which may be issued under an indenture (herein called the "Indenture") dated as of November 15, 1998 between the Company and U.S. Bank Trust National Association, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, if any, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Notes are subject to redemption upon not less than 20 Business Days' nor more than 60 days' notice, at any time, in whole or in part, at the election of the Company, at a Redemption Price in each case together with accrued and unpaid interest and Additional Interest, if any, thereon to the Redemption Date equal to:

PERIOD                                                            PERCENTAGE
November 25, 1998 through March 1, 1999                            100.000%
March 2, 1999 through June 1, 1999                                 101.000
June 2, 1999 through September 1, 1999                             102.000
September 2, 1999 through December 1, 1999                         103.000
After December 1, 1999                                             105.000%

         The Notes will also be redeemable, in whole or in part, at any time upon not less than 20 Business Days' nor more than 60 days' notice (or such earlier date as may be ordered by any Governmental Authority) at 100% of the principal amount thereof together with accrued and unpaid interest and Additional Interest, if any, thereon to the redemption date, pursuant to a Required Regulatory Redemption.

         In the case of a partial redemption, the Trustee shall select the Notes or portions thereof for redemption on a PRO RATA basis, by lot or in such other manner it deems appropriate and fair. The Notes may be redeemed in part in multiples of $1,000 only.

         The Notes will not have the benefit of any sinking fund.

         Except in the case of a Required Regulatory Redemption requiring less notice, notice of any redemption will be sent, by first class mail, at least 20 Business Days and not more than 60 days prior to the date fixed for redemption to the Holder of each Note to be redeemed to such Holder's last address as then shown upon the registry books of the Registrar. Any notice which relates to a Note to be redeemed in part only must state the portion of the principal amount equal to the unredeemed portion thereof and must state that on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in a principal amount equal to the unredeemed portion thereof will be issued. On and after the Redemption Date, interest will cease to accrue on the Notes or portion thereof called for redemption, unless the Company defaults in the payment thereof.

         In the event that the Company or any of its Subsidiaries consummates an offering of (i) any Indebtedness (other than any Indebtedness that would constitute Permitted Indebtedness or is incurred pursuant to clause (b) of
Section 1011 of the Indenture or (ii) any equity securities for net proceeds in an amount that, together with all other offerings of equity securities made since the Issue Date, exceeds $250,000 (each such event described in clauses (i) and (ii) above, a "Redemption Triggering Offering"), the Company shall, within 30 days after the consummation of any such Redemption Triggering Offering, offer to purchase (a "Mandatory Redemption Offer") from all Holders of Notes, on a PRO RATA basis, up to an amount (expressed as a multiple of $1,000) of Notes equal to 100% of the net cash proceeds received by the Company or any such Subsidiary from such Redemption Triggering Offering, at the prices set forth in the table above. Any such repurchase shall be in accordance with the procedures set forth in the Indenture.

         Any Mandatory Redemption Offer will be made in compliance with all applicable laws, rules and regulations, including, if applicable, Regulation 14E under the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph, compliance by the Company with such laws and regulations shall not in and of itself cause a breach of its obligations under the Indenture.

         Upon the occurrence of a Change of Control, the Holder of this Note may require the Company, subject to certain limitations provided in the Indenture, to repurchase this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof with accrued and unpaid interest and Additional Interest, if any, thereon to the Change of Control Purchase Date.

         In the case of any redemption of Notes, interest installments whose Interest Payment Date is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes

(or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Notes referred to in the within-mentioned Indenture.

                                   U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                              as Trustee

                                    By
                                      ------------------------------------------
                                           Authorized Signatory

SECTION 205. Restrictive Legend.

         Each Note will contain the legend substantially in the form of Exhibit E until (i) the Notes are registered under the Securities Act of 1933, as amended, or (ii) the Trustee has received an Opinion of Counsel that such legend is not required by law. The Trustee will not register any transfer of a Note that violates the restrictions set forth in such legend.

SECTION 206. Legends, Generally.

         Each Note shall have such legends and endorsements, each as provided by the Company, typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Notes may be listed, or to conform to customary usage (including, but not limited to the requirements or customary usage of The Depository Trust Company or any other similar depository).

SECTION 207. Form of Guarantee.

         If any Subsidiaries of the Company are required to provide Guarantees pursuant to Section 1030 and Article Fourteen, the form of such Guarantee shall be as follows (modified to suit single or multiple Guarantors):

                                   GUARANTEE

         Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of November 25, 1998 between Louisiana Casino Cruises, Inc., as issuer, and U.S. Bank Trust National Association, as Trustee (as previously amended, restated or supplemented from time to time, and as supplemented the date hereof by each of the undersigned, the "Indenture") relating to Senior Secured Increasing Rate Notes due 2001 (the "Notes") of the Company, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Noteholders or the Trustee, all in accordance with the terms set forth in Article Fourteen of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

[GUARANTOR]

By:
    Name:
    Title:

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Title and Terms.

         The Trustee shall authenticate Notes for original issue on the Issue Date in the aggregate principal amount of $50,000,000 upon a written order of the Company in the form of an Officers' Certificate of the Company. Such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated.

         Upon receipt of a Company Request and an Officers' Certificate certifying that a registration statement relating to an exchange offer specified in the Registration Rights Agreement or, with respect to Notes issued under this Indenture subsequent to the Issue Date, a registration rights agreement substantially identical to the Registration Rights Agreement, is effective and that the conditions precedent to a private exchange thereunder have been met, the Trustee shall authenticate an additional series of Notes in an aggregate principal amount not to exceed $50,313,200 for issuance in exchange for the Notes tendered for exchange pursuant to such exchange offer registered under the Securities Act or pursuant to a Private Exchange. Exchange Notes or Private Exchange Notes may have such distinctive series designations and such changes in the form thereof as are specified in the Company Request referred to in the preceding sentence.

         The Trustee shall, upon receipt of a Company Request and an Officers' Certificate certifying that the requirements of this Indenture for the issuance of PIK Notes have been met, authenticate additional series of Notes in an aggregate principal amount not to exceed $313,200 for issuance as PIK Notes.

         The Notes shall be known and designated as the Senior Secured Increasing Rate Notes Due 2001 of the Company. Their Stated Maturity shall be December 1, 2001.

         The Notes will bear interest at an increasing rate per annum for any Quarterly Period equal to the sum of (x) 12.25% plus (y) the number of basis points set forth below (the "Spread"); PROVIDED that the maximum interest rate shall not exceed 18% per annum at any time.

         The Spread for the first Quarterly Period will be zero basis points. Thereafter, the Spread will be increased on the first day of each of the subsequent Quarterly Periods, commencing March 1, 1999, to 25 basis points over the Spread for the immediately preceding Quarterly Period.

         Principal of and interest on each Note shall be payable in cash; PROVIDED that to the extent the per annum interest rate relating to any Interest Payment Date exceeds 14% per annum, the portion of interest for such interest period in excess of 14% per annum may, at the option of the Company, be paid either in cash or by delivery to the holder thereof of additional PIK Notes, in accordance with the terms of the Indenture. The PIK Notes will be issued only in fully registered form, without coupons, in denominations of $100.00 and integral multiples thereof. If issued at a time when Notes are publicly tradeable, PIK Notes must either be covered by an effective registration statement under the Securities Act or otherwise be freely transferable without further registration under the Securities Act.

         The principal of (and premium, if any, on) and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; PROVIDED, HOWEVER, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         The Notes shall be redeemable as provided in Article Eleven.

SECTION 302. Denominations.

         The Notes shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, except that PIK Notes shall be in denominations of $100 and any integral multiple thereof. The Company shall pay cash in lieu of issuing PIK Notes in any denominations of less than $100.

SECTION 303. Execution, Authentication, Delivery and Dating.

         One Officer shall sign the Notes for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes.

         The Trustee shall have the right to decline to authenticate and deliver, or cause to be authenticated and delivered, any Notes if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

         Each Note shall be dated the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer or authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to Article Eight, consolidated or merged with or into any other Person or shall sell, assign, convey, lease or transfer, of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance substantially identical to the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time outstanding for Notes authenticated and delivered in such new name.

SECTION 304. Temporary Notes.

         Until definitive Notes are prepared and ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1010, 1017, 1018 or 1108 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 1010, 1017, 1018 or 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes.

         If (i) any mutilated Note is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company order the Trustee shall authenticate and deliver, in exchange for any such mutilated security or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; PROVIDED, HOWEVER, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308 (plus certificates in the name of such person representing PIK Notes, if applicable), to the address of such Person as it appears in the Security Register or (ii) wire transfer of cash to an account maintained by the payee located in the United States or, in the case of PIK Notes, book-entry transfer.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee in immediately available funds an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit in immediately available funds prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in
Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 308. Persons Deemed Owners.

         Prior to the due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the

Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

         All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Notes be returned to it.

SECTION 310. Computation of Interest.

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months and actual days elapsed.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Notes herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

(1) either:

         (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

         (b) all such Notes not theretofore delivered to the Trustee for cancellation

         (i)   have become due and payable, or

         (ii) will become due and payable at their Stated Maturity within one year, or

         (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, including, without limitation, all sums due to the Trustee; and

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

SECTION 501. Events of Default.

         The following events are "Event of Default":

         (1) the failure by the Company to pay any installment of interest on the Notes as and when the same becomes due and payable and the continuance of any such failure for 30 days; or

         (2) the failure by the Company to pay all or any part of the principal, or premium, if any, on the Notes when and as the same becomes due and payable at maturity, redemption (including, without limitation, pursuant to Section 1029), by acceleration or otherwise, including, without limitation, payment of the Change of Control Purchase Price (as defined in Section 1010) or the Asset Sale Offer Price (as defined in Section 1017), or otherwise; or

         (3) the failure by the Company or any Subsidiary of the Company to observe or perform any other covenant or agreement contained in the Notes or the Indenture (other than failure to observe or perform a covenant or agreement specifically addressed elsewhere in this Section 501), and the continuance of such failure for a period of 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes outstanding (a "Notice of Default" hereunder); or

         (4) a default in Indebtedness of the Company or any of its Subsidiaries with an aggregate principal amount in excess of $5.0 million (a) resulting from the failure to pay principal at maturity or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity; or

         (5) the failure by the Company to assign and pledge the Collateral to the Trustee for the benefit of the Trustee and the Holders within 60 days after the Issue Date on the terms described in the Security Documents; or

         (6) one or more final unsatisfied judgments not covered by insurance aggregating in excess of $5.0 million at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 60 days; or

         (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

         (8) the institution by the Company or any of its Significant Subsidiaries of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any of its Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

         (9) any of the Security Documents ceases to be in full force and effect or any of the Security Documents ceases to create in favor of the Trustee, with respect to any material amount of Collateral, a valid and perfected first priority Lien (subject to Liens permitted by the Security Documents) on the Collateral purported to be covered thereby; or

         (10) the cessation of substantially all gaming operations of the Company for more than 60 days, except as a result of an Event of Loss, provided that the Net Cash Proceeds from any such Event of Loss are applied in accordance with Sections 1017 and 1018; or

         (11) the revocation, suspension, expiration (without previous or concurrent renewal) or loss of any relevant gaming license for more than 60 days.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(7) or 501(8)) occurs and is continuing, then and in every such case unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all principal, determined as set forth below, and accrued interest thereon to be due and payable immediately. If an Event of Default specified in
Section 501(7) or 501(8) relating to the Company occurs, all principal and accrued interest thereon will be immediately due and payable on all outstanding Notes without any declaration or other act on the part of Trustee or the Holders.

         Prior to the declaration of acceleration of the maturity of the Notes, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may waive on behalf of all the Holders any default, except on default with respect to any provision requiring a supermajority approval to amend, which default may only be waived by such a supermajority, and except a default in the payment of principal of or interest on any Note not yet cured or a default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected. Subject to the provisions hereof relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers hereunder at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable security or indemnity. Subject to all provisions hereof and applicable law, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

               (A) all overdue interest on all outstanding Notes,

               (B) all unpaid principal of (and premium, if any, on) any outstanding Notes which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Notes,

               (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Notes, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Notes because of an Event of Default specified in Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Notes, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

         (a) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in the other Security Documents or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Notes.

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 606;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

         THIRD: The balance, if any, to the Company or such Person or Persons as a court of competent jurisdiction shall direct.

SECTION 507. Limitation on Suits.

         No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority or more in principal amount of the outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         No direct or indirect stockholder, employee, officer or director, as such, past, present or future of the Company or any successor entity shall have any personal liability in respect of the obligations of the Company under the Indenture, the Security Documents or the Notes solely by reason of his or its status as such stockholder, employee, officer or director.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Note of the principal of (and premium, if any, on) and (subject to Section
307) interest on, such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

         The Holders of not less than a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

SECTION 513. Waiver of Past Defaults.

         The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

         (1) with respect to any provision requiring a supermajority approval to amend, which default may only be waived by such a supermajority, or

         (2) in respect of the payment of the principal of (or premium, if any, on) or interest on any Note not yet cured (provided however, that the Holders of a majority in aggregate principal amount of Notes may rescind an acceleration if all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on the Notes which have become due solely by such acceleration), have been cured or waived, or

         (3) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable security or indemnity. Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

SECTION 514. Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601. Notice of Defaults.

         Within 90 days after the occurrence of any Default hereunder, which is continuing, the Trustee shall transmit in the manner and to the extent provided in TIA Section 3.13(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived.

         The Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) provided that the Trustee is the Paying Agent, a Default or Event of Default arising under Section 501(l) or (2) or (ii) any Default or Event of Default of which the Trustee shall have received written notification in accordance with the terms of this Indenture or a Responsible Officer of the Trustee shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other document furnished to the Trustee under Section 703, which are generally the reports and documents the Company is required as a reporting company to file with the Commission, which reports and documents the Trustee shall have no duty to examine.

SECTION 602. Certain Rights of Trustee.

         (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and certificates or opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section; and

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a duly authorized officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

         (d) Subject to the provisions of TIA Sections 3.15(a) through 3.15(d):

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (9) No provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law; and

            (10) The Trustee shall not be deemed to have knowledge of the occurrence of any Change of Control, Asset Sale, Event of Loss or the occurrence of any other event which would trigger a requirement that the Company offer to purchase Notes with Net Cash Proceeds or otherwise until the Trustee receives written notice from the Company, such as that required in Sections 1010, 1017, 1018, and 1029 or the Trustee has received actual notice of the occurrence of such event.

            (11) Delivery of reports, information and documents to the Trustee under Section 703 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 603. Trustee Not Responsible for Recitals or Issuance of Notes.

         The recitals contained herein, in the Notes (except for the Trustee's certificates of authentication) or in any document issued in connection with the sale of the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification of Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

         The Trustee makes no representations with respect to the effectiveness or adequacy of any Security Document, or the validity, perfection or priority, if any, of liens granted to it under this Indenture or the Security Documents. The Trustee shall not be responsible for ascertaining or maintaining such validity, perfection or priority, if any, and shall be fully protected in relying upon certificates and opinions delivered to it in accordance with the terms of this Indenture or the Security Documents.

SECTION 604. May Hold Notes.

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 605. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 606. Compensation and Reimbursement.

         The Company agrees:

             (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

             (3) to indemnify the Trustee and its directors, officers, agents and employees for, and to hold each of them harmless against, any and all loss, liability, damage, claim or expense (including reasonable attorneys' fees and expenses) incurred by it or such officer, director, agent or employee in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next succeeding paragraph. The Trustee or such officer, director, agent or employee (as the case may be), shall cooperate in the defense of any claim. The

      Trustee and such officer, director, agent or employee (as the case may be) may have separate counsel reasonably acceptable to the company, and the Company shall pay the reasonable fees of such counsel. The Company shall not be required to pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The Company shall not be required to hold harmless, reimburse any expense or indemnify against any loss, liability, damage, claim or expense incurred by the Trustee or others through the willful misconduct, negligence or bad faith by any of them.

         When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(7) or 501(8), the expenses are intended to constitute expenses of administration under any proceeding under the Bankruptcy Code or any similar proceeding.

         The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Notes. The Company's obligations pursuant to this Section 606 shall survive the resignation or replacement of the Trustee and any discharge or defeasance of the Notes.

SECTION 607. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall be a bank or trust company which is authorized by law to perform all of the duties imposed upon it hereby and which either (i) has a reported capital and surplus aggregating at least $25,000,000 or (ii) is a wholly owned subsidiary of a bank, a trust company or a bank holding company having a reported capital and surplus aggregating at least $25,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 608. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by act of the Holders of not less than a majority in principal amount of the outstanding Notes, delivered to the Trustee and to the Company.

         (d) If at any time:

             (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

             (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

             (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Notes in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 609. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes; and in case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 611. Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that this Section shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 612. Environmental Matters.

         (a) The Trustee may decline to exercise any right granted by this Indenture or any of the other Security Documents which, in the reasonable discretion of the Trustee, based upon the written advice of its counsel, may cause the Trustee to incur corporate or personal liability under any Environmental Law.

         (b) In the event that the Trustee should be directed by the Holders to exercise any remedy under this Indenture or any of the Security Documents which might require the Trustee to take title to or in any way own, manage or operate Casino Rouge, the Vessel or any other property held in trust by the Trustee in connection therewith, the Trustee may (i) require that, before exercising such remedy, an appropriate environmental assessment be made and (ii) require that the Trustee receive indemnification reasonably satisfactory to the Trustee against any claims or liabilities under any Environmental Law which may arise in connection with the exercise of such remedy.

         (c) The Trustee shall not be personally liable to the Holders or the Company or any other person for the Trustee's compliance with any Environmental Law, including without limiting the generality of the foregoing, compliance with any reporting requirements except such liability as may arise through the Trustee's own willful misconduct, negligence or bad faith. Unless directed by the Holders in accordance with Section 612(b), the Trustee shall have no obligation to take any actions under this Section 612, and no action or refraining from action by the Trustee shall be deemed to create any inference with respect to any claims or liabilities under the Environmental Law.

         (d) As used in this Section 612, the following terms have the following meanings:

             "Environmental Laws" means all federal, state and local environmental, health or safety laws, rules, regulations, decrees and orders, now or hereafter in effect, regulating or imposing liability with respect to any Hazardous Substance, including without limiting the generality of the foregoing, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA).

             "Hazardous Substance" means any toxic or hazardous substances, pollutants or wastes as identified under the Environmental Laws, including without limitation, asbestos, polychlorinated biphenyls, petroleum products and by-products and any other substances whose releases or threatened release may pose a risk to human health or the environment or otherwise impair the value of the Casino Rouge, the Vessel or any other property held in trust by the Trustee in connection therewith.

         (e) Without limiting the generality of the indemnification provided in
Section 606, such indemnification is expressly extended to claims and liabilities arising under Environmental Laws.

SECTION 613. Preferential Collection of Claims Against Company.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Disclosure of Names and Addresses of Holders.

         Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

SECTION 702. Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Notes, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

         (b) The Trustee shall transmit to the Holders within the times hereinafter specified a brief report with respect to the following:

             (1) the release, or release and substitution, of property subject to any Lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the Officers' Certificate or Opinion of Counsel required by TIA Section 314(d), is less than 10 percent of the aggregate principal amount of the Notes outstanding at the time of such release, or such release and substitution, such report to be so transmitted within 90 days after such time; and

             (2) the character and amount of any advances made by it as such since the date of the last report transmitted pursuant to the provisions of TIA Section 313(a) (or if no such report has yet been so transmitted, since the date of execution of the Indenture), for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Indenture Notes, on the trust estate or on property or funds held or collected by it as such Trustee, and which it has not previously reported pursuant to this Section 702(b)(2), if such advances remaining unpaid at any time aggregate more than l0 percent of the aggregate principal amount of the Notes outstanding at such time, such report to be so transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to the Holders, be filed with each stock exchange, if any, upon which the Notes are listed, and also with the Commission.

SECTION 703. Reports by Company.

         At all times from and after the earlier of (a) the registration of Exchange Notes and (b) the date that is three months after the Issue Date, in either case whether or not the Company is then required to file reports with the Commission, the Company shall:

             (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

             (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

             (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
      (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Prior to the earlier of the date of (i) the Registration or (ii) the date that is three months after the Issue Date, the Company shall transmit by mail to all Holders, at its cost, quarterly and annual reports substantially equivalent to those which would be required by the Exchange Act within 15 days after the date that the Company would be required to file the same with the Commission if it were registered.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

         The Company will not consolidate with or merge with or into another Person or, directly or indirectly, sell, lease, convey or transfer all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person or group of affiliated Persons, unless:

         (i) either (a) the Company is the continuing entity or (b) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Company in connection with the Notes and the Indenture;

         (ii) no Default or Event of Default shall exist or shall occur immediately after giving effect on a PRO FORMA basis to such transaction;

         (iii) immediately after giving effect to such transaction on a PRO FORMA basis, the Consolidated Net Worth of the consolidated surviving or transferee entity is at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction; and

         (iv) unless such transaction is solely the merger of the Company and one of its previously existing Wholly-owned Subsidiaries, immediately after giving effect to such transaction on a PRO FORMA basis, the consolidated resulting, surviving or transferee entity would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 1011.

PROVIDED that the Company has delivered to the Trustee an Opinion of Counsel that all conditions precedent in this Indenture relating to any such consolidation, merger, sale, assignment, transfer, conveyance or lease have been complied with.

         For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION 802. Successor Substituted.

         Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Security Documents with the same effect as if such successor Person had been named as the Company herein and therein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section
801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture, the Notes and the Security Documents and may be dissolved and liquidated.

                                  ARTICLE NINE

                           SUPPLEMENTAL INDENTURES AND

                        AMENDMENTS TO SECURITY DOCUMENTS

SECTION 901. Supplemental Indentures and Amendments to Security Documents
             Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or amendments to the Security Documents, in form satisfactory to the Trustee, for any of the following purposes:

             (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein, in the Notes or in the Security Documents; or

             (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

             (3) to add any additional Events of Default; or

             (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

             (5) to cure any ambiguity, to correct or supplement any provision herein or in the Security Documents which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Indenture or under the Security Documents; PROVIDED that such action shall not adversely affect the interests of the Holders in any material respect; or

             (6) to establish or maintain the Lien of this Indenture and the other Security Documents as a first priority Lien and prior to Liens (other than Permitted Liens) that are actually known to the Company or to correct or amplify the description of any Collateral subject to the Lien of this Indenture or the other Security Documents, or to subject additional property to the Lien of this Indenture or other Security Documents; or

             (7) to secure the Notes; or

             (8) to make any other change that does not adversely affect the rights of any Holder.

SECTION 902. Supplemental Indentures and Amendments to Security Documents with
             Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the outstanding Notes, by act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or amendments to the Security Documents for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Security Documents or of modifying in any manner the rights of the Holders hereunder or thereunder; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of Holders of 66-2/3% of the outstanding aggregate principal amount of Notes (a) modify the provisions (including the defined terms used therein) of Section 1010 in a manner adverse to the Holders, or (b) release any security interest that may have been granted in favor of the Holders (except in accordance with the existing Collateral release provisions of the Indenture) or otherwise modify the security and collateral provisions of the Notes, the Indenture or any Security Document in a manner adverse to the Holders; and PROVIDED, FURTHER, that no such supplemental indenture shall, without the consent of each Holder affected thereby:

         (1) change the Stated Maturity of the principal of, or the Interest Payment Date for any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity or Interest Payment Date thereof (or, in the case of redemption, on or after the Redemption Date) or, on or after a Change of Control or an Asset Sale, reduce the Change of Control Purchase Price or the Asset Sale Offer Price with respect to such Change of Control Offer or Asset Sale Offer or alter the provisions (including the defined terms used therein) regarding the right of the Company to redeem the Notes as a right or at the option of the Company in a manner adverse to the Holders, or

             (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

             (3) modify any of the provisions of this Section or Sections 513 and 1026, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby, or

             (4) permit the creation of any Lien on the Collateral or any part thereof (other than the Lien of this Indenture and the other Security Documents and Permitted Liens (as defined herein on the Issue Date)) or terminate the Lien of this Indenture and the other Security Documents as to the Collateral or any part thereof or deprive the holders of the security afforded by the Lien of this Indenture and the other Security Documents (other than as permitted pursuant to the other Security Documents), or

             (5) cause the Notes to become subordinate in right of payment of any other Indebtedness.

      It shall not be necessary for any act of Holders under this Section to approve the particular form of any proposed supplemental indenture or amendment to the Security Documents, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures and Amendments to the Security
             Documents.

      In executing, or accepting the additional trusts created by, any supplemental indenture or amendment to the Security Documents permitted by this Article or the modifications thereby of the trusts created by this Indenture or the Security Documents, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or amendment to the Security Documents is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment to the Security Documents which affects the Trustee's own rights, duties or immunities under this Indenture or under the Security Documents or otherwise.

SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.

SECTION 907. Notice of Supplemental Indentures and Amendments to Security
             Documents.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture or amendment to the Security Documents pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each outstanding Note affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture or amendment to the Security Documents.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium, if Any, and Interest.

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

         The Company will maintain in The City of New York, an office or agency where Notes may be presented or surrendered for payment and where Notes may be surrendered for registration of transfer or exchange. The Registrar and Transfer Company, 61 Broadway, Room 1412, New York, New York shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

SECTION 1003. Money to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Notes, deposit with a Paying Agent in immediately available funds a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

             (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

             (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest; and

             (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent and in accordance with the applicable provisions of the Security Documents, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders of the Notes.

SECTION 1006. Maintenance of Properties.

         The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as required by the Security Documents and as otherwise in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007. Insurance.

         The Company will, and will cause its Subsidiaries to, maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates; PROVIDED that with respect to the Collateral the Company will, and will cause its Subsidiaries to, maintain insurance on the terms required by each of the Security Documents.

SECTION 1008. Statement by Officers as to Default.

         (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and each of the Security Documents. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture or the Security Documents.

         (b) When any Event of Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence and describing what action the Company is taking or proposes to take with respect thereto.

         (c) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate from the principal executive officer, principal financial officer or principal accounting officer stating (i) that he or she has reviewed the relevant provisions of this Indenture and the Notes as they relate to accounting matters, and (ii) whether in connection with their review any Default or Event of Default has come to his or her attention and, if such a Default or Event of Default has come to their attention, specifying the nature and period of existence thereof.

         (d) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating (i) that they have reviewed the relevant provisions of this Indenture and the Notes as they relate to insurance matters, (ii) that they have consulted such experts as they have deemed necessary to reach the conclusions stated in such Officers' Certificate and (iii) whether the Company and each of its Subsidiaries is in compliance with such provisions and, if not, specifying the nature and period of such noncompliance.

SECTION 1009. Reports.

         Whether or not the Company is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall deliver to the Trustee and, to each Holder and to prospective purchasers of Notes identified to the Company by an Initial Purchaser, within 15 days after it is or would have been (if it were subject to such reporting obligations) required to file such annual and quarterly financial statements substantially equivalent to financial statements that would have been included in reports filed with the Commission, if the Company were subject to Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the Commission, and, in each case, together with a management's discussion and analysis of financial condition and results of operations which would be so required. Unless the Commission will not accept such reports, the Company shall file with the Commission the annual, quarterly and other reports which it is or would have been required to file with the Commission. In addition, the Company shall furnish to the Holders of the Notes and to prospective investors, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the Notes are not freely transferable under the Securities Act.

SECTION 1010. Purchase of Notes upon Change of Control.

         (a) Upon the occurrence of a Change of Control, the Company will, in accordance with the requirements of paragraphs (b) and (c) of this Section 1010, give each Holder the right to require that the Company repurchase such Holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase (the "Change of Control Purchase Date").

      (b) Within 15 Business Days following a Change of Control, the Company shall make an offer to purchase the Notes (the "Change of Control Offer") and shall give a notice to each Holder of the Notes in the manner provided in
Section 106 stating:

             (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Notes at the Change of Control Purchase Price;

             (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

             (3) the Change of Control Purchase Date, which shall be no later than 40 Business Days following the Change of Control; and

             (4) the instructions a Holder must follow in order to have its Notes repurchased in accordance with paragraph (c) of this Section.

      (c) The Change of Control Offer shall remain open for at least 20 Business Days following its commencement and until the close of business on the Change of Control Purchase Date. Holders electing to have Notes purchased will be required to surrender such Notes to the Company at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than the close of business three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Notes purchased. Holders whose Notes are purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

      (d) Neither the Trustee nor the Board of Directors of the Company may amend or waive the Company's obligations to so offer to purchase all outstanding Notes in the event of a Change of Control without the holders of not less than a majority of the aggregate principal amount of the outstanding Notes consenting to such waiver or amendment.

      Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

         Any Change of Control Offer will be made in compliance with all applicable laws, rules and regulations, including, if applicable, Regulation 14E under the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph, compliance by the Company with such laws and regulations shall not in and of itself cause a breach of its obligations hereunder.

SECTION 1011. Limitation on Incurrence of Additional Indebtedness
              and  Disqualified Capital Stock.

         (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as appropriate, an "incurrence"), any Indebtedness or any Disqualified Capital Stock (including Acquired Indebtedness), other than Permitted Indebtedness. Notwithstanding the foregoing, if (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a PRO FORMA basis to, such incurrence of indebtedness or Disqualified Capital Stock and (ii) on the date of such incurrence (the "Incurrence Date"), the Consolidated Coverage Ratio of the Company for the Reference period immediately preceding the Incurrence Date, after giving effect on a PRO FORMA basis to such incurrence of such Indebtedness or Disqualified Capital Stock and, to the extent set forth in the definition of Consolidated Coverage Ratio, the use of proceeds thereof, would be at least 2.4 to 1.0 (the "Debt Incurrence Ratio"), then the Company may incur such Indebtedness or Disqualified Capital Stock.

         (b) In addition, the foregoing limitations will not apply to:

      (i) the incurrence by the Company of Indebtedness pursuant to the Revolving Credit Facility up to an aggregate amount outstanding (including any Indebtedness incurred to retire, defease, refinance, replace or refund such Indebtedness) at any time of $5.0 million, and such additional amounts as may be deemed to be outstanding in the form of Interest Swap and Hedging Obligations with lenders party to the Revolving Credit Facility; and

      (ii) the incurrence by the Company or any Wholly-owned Subsidiary of Purchase Money Indebtedness up to an aggregate amount outstanding at any time not to exceed $2.5 million.

         (c) Indebtedness or Disqualified Capital Stock of any Person which is outstanding at the time such Person becomes a Subsidiary of the Company or is merged with or into or consolidated with the Company or a Subsidiary of the Company shall be deemed to have been incurred at the time such Person becomes such a Subsidiary of the Company or is merged with or into or consolidated with the Company or a Subsidiary of the Company, as applicable.

         (d) Notwithstanding any other provision of this covenant, a guarantee of Indebtedness permitted by the terms of this Indenture at the time such Indebtedness was incurred or at the time the guarantor thereof became a Subsidiary of the Company will not constitute a separate incurrence, or amount outstanding, of Indebtedness. Upon each incurrence, the Company may, in its sole discretion, designate pursuant to which provision of this covenant such Indebtedness or Disqualified Capital Stock is being incurred and such Indebtedness or Disqualified Capital Stock shall not be deemed to have been incurred or outstanding under any other provision of this covenant, except as stated otherwise in the foregoing provisions. Accrual of interest, the accretion of original issue discount and the payment of interest in the form of additional Indebtedness, in each case in accordance with the original terms of the relevant Indebtedness incurred in accordance with this Indenture, will not be deemed to be a separate incurrence of Indebtedness for purpose of this covenant.

         (e) Notwithstanding anything contained herein to the contrary, the Company will not, and will not permit any of its Subsidiaries to, incur any Indebtedness that is contractually subordinate to any other Indebtedness of the Company unless such Indebtedness is at least as subordinate to the notes.

SECTION 1012. Payments for Consent

         Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 1013. Limitation on Restricted Payments.

         The Company shall not make, directly or indirectly, and shall not permit any of its Subsidiaries to make, directly or indirectly, any Restricted Payment.

         The immediately preceding sentence, however, will not prohibit (x) the repurchase of the Company's 12% cumulative redeemable preferred stock outstanding on the Issue Date, together with accrued and unpaid dividends thereon, in accordance with the terms of such preferred stock as in effect on the Issue Date, and the satisfaction of the Company's obligations with respect to its redeemable common stock warrants, in accordance with the terms of such warrants as in effect on the Issue Date in an aggregate amount for all such payments made pursuant to this clause (x) not to exceed the amount of cash or cash equivalents held by the Company on the date of any such payments without giving effect to any borrowings or other incurrences of Indebtedness by the Company or any of its Subsidiaries after the Issue Date (other than the Notes) or (y) a Qualified Exchange.

         Within five days of each Restricted Payment, the Company shall deliver an Officers' Certificate to the Trustee describing in reasonable detail the nature of such Restricted Payment, stating the amount of such Restricted Payment, stating in reasonable detail the provisions hereof pursuant to which such Restricted Payment was made and certifying that such Restricted Payment was made in compliance with the terms hereof;

SECTION 1014. Limitation on Liens.

         The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, upon any of their respective assets now owned or acquired on or after the Issue Date or upon any income or profits therefrom.

SECTION 1015. Limitation on Dividends and Other Payment Restrictions Affecting
              Subsidiaries.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, assume or suffer to exist any consensual restriction on the ability of any Subsidiary of the Company to pay dividends or make other distributions to or on behalf of, or to pay any obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or make or pay loans or advances to or on behalf of, the Company or any Subsidiary of the Company, except (a) restrictions imposed by the Notes, the Security Documents or the Indenture or by other indebtedness of the Company ranking PARI PASSU with the Notes, PROVIDED that such restrictions are no more restrictive than those imposed by the Indenture and the Notes, (b) restrictions imposed by applicable law, (c) existing restrictions under Indebtedness outstanding on the Issue Date, (d) restrictions under any Acquired Indebtedness not incurred in violation of the Indenture or any agreement relating to any property, asset, or business acquired by the Company or any of its Subsidiaries, which restrictions in each case existed at the time of acquisition, were not put in place in connection with or in anticipation of such acquisition and are not applicable to any Person, other than the Person acquired, or to any property, asset or business, other than the property, assets and business so acquired, (e) restrictions with respect solely to a Subsidiary of the Company imposed pursuant to a binding agreement which has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of such Subsidiary, PROVIDED that such restrictions apply solely to the Equity Interests or assets of such Subsidiary which are being sold, (f) restrictions on transfer contained in Purchase Money Indebtedness incurred pursuant to paragraph (b)(ii) of Section 1011, PROVIDED that such restrictions relate only to the transfer of the property acquired with the proceeds of such Indebtedness, (g) by reason of customary non-assignment provisions or other restrictions in leases or licenses entered into in the ordinary course of business and (h) in connection with and pursuant to Permitted Refinancings, replacements of restrictions imposed pursuant to clauses (a), (c), (d), or (f) of this paragraph that are not more restrictive than those being replaced and do not apply to any other Person or assets from those that would have been covered by the restrictions in the Indebtedness so refinanced. Notwithstanding the foregoing, any asset subject to a Lien which is not prohibited to exist with respect to such asset pursuant to the terms of the Indenture may be subject to restrictions on the transfer or disposition thereof.

SECTION 1016. Limitation on Sale and Lease-back Transactions.

         The Company will not, and will not permit any Subsidiary to, enter into any Sale and Lease-back Transaction unless (i) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold, as determined by the Board of Directors of the Company and
(ii) the Company could incur the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction in compliance with Section 1011.

SECTION 1017. Limitation on Sale of Assets and Subsidiary Stock.

         The Company will not, and will not permit any of its Subsidiaries to, in one or a series of related transactions, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, business or assets, including by merger or consolidation (in the case of a Subsidiary of the Company), and including any sale or other transfer or issue of any Equity Interests of any Subsidiary of the Company, whether by the Company or a Subsidiary of either or through the issuance, sale or transfer of Equity Interests by a Subsidiary of the Company, and including any sale and leaseback transaction (any of the foregoing, an "Asset Sale"), unless (1)(a) with respect to an Asset Sale of the Casino Rouge or any replacement Gaming Vessel (a "Replacement Vessel"), the Net Cash Proceeds therefrom (the "Asset Sale Offer Amount") are applied (i) within 240 days after the date of such Asset Sale to the purchase by the Company of a Gaming Vessel having a fair market value, as reasonably determined by the Board of Directors in good faith, at least equal to the fair market value of the Casino Rouge or such Replacement Vessel immediately preceding such Asset Sale or (ii) within 270 days after the date of such Asset Sale to the repurchase of the Notes, at a purchase price of 100% of the principal amount thereof, together with accrued and unpaid interest and Additional Interest, if any, thereon to the date of payment, made within 240 days of such Asset Sale and (b) with respect to an Asset Sale of any other asset, (i) the Asset Sale Offer Amount is applied (x) within 180 days after the date of such Asset Sale, to the optional redemption of the Notes in accordance with the terms of the Indenture and, to the extent such Indebtedness is secured by the assets sold and contains similar provisions requiring the Company to redeem such Indebtedness as a result of the applicable Asset Sale, to the redemption of Purchase Money Indebtedness or Indebtedness outstanding under the Revolving Credit Facility, pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding or (y) within 210 days after the date of such Asset Sale, to the repurchase of the Notes and, to the extent such Indebtedness is secured by the assets sold and contains similar provisions requiring the Company to repurchase such Indebtedness as a result of the applicable Asset Sale, to the repurchase of Purchase Money Indebtedness or Indebtedness outstanding under the Revolving Credit Facility (the "Asset Sale Offer"), pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding, at a purchase price of 100% of the principal amount thereof (the "Asset Sale Offer Price"), together with accrued interest thereon to the date of payment, made within 180 days of such Asset Sale or (ii) within 180 days following such Asset Sale, the Asset Sale Offer Amount is invested in (x) fixed assets and property (other than notes, bonds and securities) which in the good faith reasonable judgment of the Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction or
(y) any Person engaged in a Related Business if as a result of such investment such Person becomes a Wholly-owned Subsidiary of the Company or such Person is immediately merged with or into the Company or a Wholly-owned Subsidiary of the Company, (2) at least 85% of the consideration for such Asset Sale or series of related Asset Sales consists of cash or Cash Equivalents, (3) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a PRO FORMA basis, to, such Asset Sale, and (4) the Board of Directors of the Company determines in good faith that the Company or such Subsidiary, as applicable, receives fair market value for such Asset Sale.

         An acquisition of Notes pursuant to an Asset Sale Offer may be deferred until the accumulated Net Cash Proceeds from Asset Sales not applied to the uses set forth in 1(a)(i), 1(b)(i)(x) or 1(b)(ii) above (the "Excess Proceeds") exceeds $10.0 million. Each Asset Sale Offer shall remain open for 20 Business Days following its commencement (the "Asset Sale Offer Period"). Upon expiration of the Asset Sale Offer Period, the Company shall apply the Asset Sale Offer Amount plus an amount equal to accrued and unpaid interest and Additional Interest, if any, thereon to the purchase of all Indebtedness properly tendered (on a PRO RATA basis if the Asset Sale Offer Amount is insufficient to purchase all Indebtedness so tendered) at the Asset Sale Offer Price (together with accrued interest and Additional Interest, if any, thereon). To the extent that the aggregate amount of Notes and such other PARI PASSU Indebtedness rendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount, the Company may use any remaining Net Cash Proceeds for general corporate purposes as otherwise permitted hereby. Following each Asset Sale Offer the Excess Proceeds amount shall be reset to zero.

         Notwithstanding, and without complying with, the provisions of this
Section 1017:

         (i) the Company and its Subsidiaries may, in the ordinary course of business, (1) convey, sell, transfer, assign or otherwise dispose of inventory and other assets acquired and held for resale in the ordinary course of business and (2) liquidate Cash Equivalents;

         (ii) the Company and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of assets pursuant to and in accordance with Article Eight;

         (iii) the Company and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of damaged, worn out or other obsolete personal property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company or such Subsidiary, as applicable;

         (iv) the Company and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of assets to the Company or any of its Wholly-owned Subsidiaries; and

             (v) the Company and its Subsidiaries, in the ordinary course of business, may convey, sell, transfer, assign, or otherwise dispose of assets (or related assets in related transactions) with a fair market value of less than $1.0 million.

         Any Asset Sale Offer shall be made in compliance with all applicable laws, rules, and regulations, including, if applicable, Regulation 14E of the Exchange Act and the rules and regulations thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph, compliance by the Company with such laws and regulations shall not in and of itself cause a breach of its obligations under such paragraph.

         If the payment date in connection with an Asset Sale Offer hereunder is on or after an interest payment Record Date and on or before the associated Interest Payment Date, any accrued and unpaid interest (and Additional Interest, if any, thereon due on such Interest Payment Date) will be paid to the person in whose name a Note is registered at the close of business an such Record Date, and such interest (or Additional Interest, if applicable) will not be payable to Holders who tender Notes pursuant to such Asset Sale Offer.

SECTION 1018. Application of Net Cash Proceeds in Event of Loss.

         All Net Cash Proceeds from an Event of Loss constituting a substantial loss of the Casino Rouge or any Replacement Vessel (other than the proceeds of any business interruption insurance) shall be applied to the purchase by the Company of a Gaming Vessel having a fair market value, as reasonably determined by the Board of Directors in good faith, at least equal to the fair market value of the Casino Rouge or such Replacement Vessel immediately preceding such Event of Loss or applied to the repurchase of the Notes, all within the period and as otherwise provided in clause 1(a) of Section 1017. All other Net Cash Proceeds from an Event of Loss in excess of $1.0 million (other than the proceeds of any business interruption insurance) shall be invested in (x) fixed assets and property (other than notes, bonds and securities) which in the good faith reasonable judgment of the Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction or (y) any Person engaged in a Related Business if as a result of such investment such Person becomes a Wholly-owned Subsidiary of the Company or such Person is immediately merged with or into the Company or a Wholly-owned Subsidiary of the Company or applied to the redemption or repurchase of the Notes and, to the extent such Indebtedness is secured by the assets subject to such Event of Loss and contains similar provisions requiring the Company to repurchase or retire such Indebtedness with such Net Cash Proceeds, to the retirement of Purchase Money Indebtedness or Indebtedness outstanding under the Revolving Credit Facility, pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding, all within the period and as otherwise provided above in clause l(b) of Section 1017.

         In the event any Event of Loss involves any Collateral, the Company shall cause such Net Cash Proceeds to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by the Company. Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account only in accordance with
Section 1204.

         On or before the 30th day following such Event of Loss, the Company shall provide notice thereof to the Trustee in the form of an Officers' Certificate providing reasonable detail regarding the date and nature of the Event of Loss.

SECTION 1019. Ownership of Equity Interests of Subsidiaries.

         The Company shall at all times maintain, or cause each Subsidiary to maintain, ownership of all of each class of Equity Interests in each Subsidiary of the Company, except any Subsidiary that shall be disposed of in its entirety or consolidated or merged with or into the Company or another Subsidiary, in each case in accordance with Section 801 and Section 1017.

SECTION 1020. Limitation on Transactions with Affiliates.

         Neither the Company nor any of its Subsidiaries will be permitted on or after the Issue Date to enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an "Affiliate Transaction"), or any series of related Affiliate Transactions (other than Exempted Affiliate Transactions), (i) unless it is determined that the terms of such Affiliate Transaction are fair and reasonable to the Company, and no less favorable to the Company, than could have been obtained in an arm's length transaction with a non-Affiliate, and (ii) if involving consideration to either party in excess of $1.0 million, unless such Affiliate Transaction(s) is evidenced by an Officers' Certificate addressed and delivered to the Trustee certifying that such Affiliate Transaction (or Transactions) has been approved by a majority of the members of the Board of Directors that are disinterested in such transaction, if any, and (iii) if involving consideration to either party in excess of $5.0 million, unless in addition the Company, prior to the consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company from a financial point of view from an independent investment banking firm of national reputation or, if pertaining to a matter for which such investment banking firms do not customarily render such opinions, an appraisal or valuation firm of national reputation. The foregoing will not prohibit (i) the repurchase of the Preferred Stock outstanding on the Issue Date, together with accrued and unpaid dividends thereon, in accordance with the terms of such Preferred Stock as in effect on the Issue Date, together with accrued and unpaid dividends thereon, in accordance with the terms of such Preferred Stock as in effect on the Issue Date and (ii) the transactions contemplated by the Management Agreement as in effect on the Issue Date.

SECTION 1021. Limitation on Lines of Business.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage to any substantial extent in any line or lines of business activity other than that which, in the reasonable good faith judgment of the Board of Directors of the Company, is a Related Business.

SECTION 1022.              Additional Collateral.

         Except as provided in the Security Agreement or as excepted from the definition of "Collateral" herein, as promptly as possible, but in any event within 60 days after the Issue Date, the Company will, and will cause each of its Subsidiaries that owns or leases any assets, to grant to the Trustee a valid and perfected first priority security interest in such assets including, but not limited to, the riverboat and the land-based facility comprising the Casino Rouge, any additions or improvements thereon and all real property, equipment, inventory, fixtures, receivables, accounts, contract rights, licenses and other general intangibles, cash, trademarks and trade names forming a part thereof or used in connection therewith enforceable against all third parties, and to execute and deliver all documents and to take all action necessary or desirable to perfect and protect such a security interest in favor of the Trustee, including, without limitation, the following:

         (i) executing and delivering to the Trustee a first preferred ship mortgage, substantially in the form of the ship mortgage on the Casino Rouge existing on the Issue Date, on any Vessel that is or becomes part of such assets and taking all steps necessary to perfect the Lien created by such ship mortgage (including making all applications, filings or registrations with the United States Coast Guard or any other applicable regulatory entity);

         (ii) executing and delivering to the Trustee a first priority mortgage and/or a deed of trust in substantially the form existing on the Issue Date (appropriately modified to reflect the local law of the jurisdiction in which such real property interest is located) and covering each real property interest that is or becomes a part of such assets (an "Additional Mortgage"), together with (A) evidence that counterparts of such Additional Mortgage have been duly filed or recorded in all filing or recording offices necessary or desirable in order to create a valid and enforceable first Lien on such real property interest in favor of the Trustee for its benefit and the benefit of the Holders, subject only to Permitted Liens, and that all filing and recording taxes and fees have been paid, (B) a fully paid American Land Title Association Lender's Extended Coverage title insurance policy (or written commitment to issue such policy) in an amount not less than the fair market value, reasonably determined by the Company, supplemented by such endorsements as the Trustee may reasonably request of such real property interest, insuring the Additional Mortgage to be a valid and enforceable first Lien on such real property interest, free and clear of all defects and encumbrances, subject only to Permitted Liens, (C) if necessary, copies of all authorizations, consents and approvals of, evidence of other actions by, and notices to and filings with, all governmental authorities and regulatory bodies required for the due execution, delivery or performance by the Company or such Subsidiary of the Additional Mortgage certified as to accuracy and completeness by a duly authorized officer of the Company or such Subsidiary, and (D) all necessary documentation or consents required to perfect and maintain the validity, effectiveness and enforceability of the Additional Mortgage including, without limitation, with respect to leasehold interests acquired by the Company or such Subsidiary, fully executed memoranda of lease, in recordable form, and consents to assignment of the lease; PROVIDED that where any such documentation or consents are required from a third party the Company or such Subsidiary will use all reasonable efforts to obtain such documentation or consent;

         (iii) executing and delivering additional security agreements or supplements to the Security Agreement (and the schedules thereto) so as to create a first priority Lien on all personal property that is or becomes part of such assets (including the filing of Uniform Commercial Code financing statements, the giving of notices and obtaining appropriate consents); and

         (iv) delivering to the Trustee within 30 days after taking any of the foregoing actions a favorable Opinion of Counsel with respect to the validity, perfection and priority of such security interest, including, without limitation, as to the matters described in clause (i), (ii) and
      (iii) being legal, valid and binding obligations of the Person delivering the same.

SECTION 1023. [Intentionally Omitted].

SECTION 1024. [Intentionally Omitted].

SECTION 1025. [Intentionally Omitted].

SECTION 1026. [Intentionally Omitted].

SECTION 1027. Security Documents.

         Simultaneously herewith, the Company shall execute, or cause its Subsidiaries to execute, the respective Security Documents, as appropriate, securing the Company's obligations under this Indenture, the Security Documents and the Notes. Each Holder, by accepting a Note, agrees to all terms and provisions of the Security Documents as the same may be amended or supplemented from time to time pursuant to the provisions hereof and thereof. The terms of the release of the Collateral and the rights of the Holders with respect thereto shall be governed by the Security Documents and this Indenture; PROVIDED, HOWEVER, that, except as provided in Section 8 of the Shore Mortgage, in the event of a conflict between the terms of the Indenture and the terms of any other Security Documents, the terms of this Indenture shall govern.

SECTION 1028. Validity of Security Interest.

         The Company represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the Security Interest referred to in Article Twelve; and the Company shall warrant, preserve and defend the Security Interest of the Trustee in and to the Collateral or any asset that should constitute Collateral but for the fact that the Company and/or its Subsidiaries failed to comply with the provisions of the Indenture or the Security Documents against the claims of all persons, and will maintain and preserve the Security Interest contemplated by Article Twelve.

SECTION 1029. Mandatory Purchase Offers.

         In the event that the Company or any of its Subsidiaries consummates an offering of (i) any Indebtedness (other than any Indebtedness that would constitute Permitted Indebtedness or is incurred pursuant to clause (b) of
Section 1011 of the Indenture or (ii) any equity securities for net proceeds in an amount that, together with all other offerings of equity securities made since the Issue Date, exceeds $250,000 (each such event described in clauses (i) and (ii) above, a "Redemption Triggering Offering"), the Company shall, within 30 days after the consummation of any such Redemption Triggering Offering, offer to purchase (a "Mandatory Redemption Offer") from all Holders of Notes, on a PRO RATA basis, up to an amount (expressed as a multiple of $1,000) of Notes equal to 100% of the net cash proceeds received by the Company or any such Subsidiary from such Redemption Triggering Offering, at the redemption prices set forth on the reverse of the Notes. Any such repurchase shall be in accordance with the procedures set forth in this Section.

         Any Mandatory Redemption Offer will be made in compliance with all applicable laws, rules and regulations, including, if applicable, Regulation 14E under the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent the provisions of any securities laws or regulations conflict with the provisions on this paragraph, compliance by the Company with such laws and regulations shall not in and of itself cause a breach of its obligations under this Indenture.

         If less than all the Notes from the Holders accepting the offer are to be purchased, the particular Notes to be purchased shall be selected not more than 15 days subsequent to the last day the Offer is required to remain open by the Trustee, from the Notes of the Holders accepting the Offer by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for purchase of portions of the principal of Notes; PROVIDED, HOWEVER, that no such partial purchase shall reduce the portion of the principal amount of a Note not so purchased to less than $1,000 (except that the principal amount of a PIK Note shall not be reduced to less than $100).

         The Trustee shall promptly notify the Company in writing of the Notes selected for purchase and, in the case of any Notes selected for partial purchase, the principal amount thereof to be so purchased.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to purchase of Notes shall relate, in the case of any Note so purchased or to be so purchased only in part, to the portion of the principal amount of such Note which has been or is to be so purchased.

SECTION 1030. Future Subsidiary Guarantees.

         If the Company or any Subsidiary shall organize, acquire or otherwise invest in another Subsidiary having total assets with a book value in excess of $10,000, then such transferee or acquired or other Subsidiary shall (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms set forth in Article

Fourteen and (ii) deliver to the Trustee an opinion of counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. Thereafter, such Subsidiary shall be a "Guarantor" for all purposes of the Indenture.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101. Right of Redemption.

         The Notes may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time, subject to the conditions and at the Redemption Prices specified in the form of Note, together with accrued interest to the Redemption Date.

SECTION 1102. Applicability of Article.

         Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 30 Business Days nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 1104.

SECTION 1104. Selection by Trustee of Notes to Be Redeemed.

         If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $1,000 (except that the principal amount of a PIK Note shall not be reduced to less than $100).

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

SECTION 1105. Notice of Redemption.

         Notice of redemption shall be given in the manner provided for in
Section 106 not less than 20 Business Days nor more than 60 days prior to the redemption Date, to each Holder of Notes to be redeemed. All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Notes to be redeemed,

         (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
      Section 1107) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

         (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in immediately available funds an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Notes which are to be redeemed on that date.

SECTION 1107. Notes Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Interest Payment Date is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

SECTION 1108. Notes Redeemed in Part.

         Any Note which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

SECTION 1109. Redemption Pursuant to Gaming Laws.

         Notwithstanding the provisions of this Article Eleven, if the Louisiana Gaming Authorities, or any other relevant Gaming Authority does not waive the qualification requirements as to any Holder (whether the record owner or beneficial owner) and requires that such Holder be qualified or be found suitable under the Gaming Laws, then, in such event, such Holder must qualify or be found suitable under such Laws. If a Holder does not so qualify or is not found suitable, the Holder must dispose of its interest in the Notes, within 30 days (or within such earlier date as such Gaming Authority may require) after the Company's receipt of notice of such finding and the giving of notice of such finding to such Holder, or, at the Company's option, either (a) the Company may redeem such Notes at the lower of the principal amount thereof or the price at which the Note was acquired by such Holder, in either case, plus accrued interest to the Redemption Date or (b) the Holder shall enter into such escrow, trust or similar arrangement as may be required by such Gaming Authority under the circumstances.

         The Company will as quickly as practicable, in any event no later than 10 days, notify the Trustee by telecopier notice (and will confirm such notice by overnight courier) of (i) the name or names of any Holder or any beneficial owner of the Notes described in this Section and (ii) what action, if any, the Company then intends to take with respect to such Holder or such beneficial owner.

                                 ARTICLE TWELVE

                                SECURITY INTEREST

SECTION 1201. Assignment of Security Interest.

         (a) In order to secure the performance of the Company's obligation to pay the principal amount of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether at maturity or on an Interest Payment Date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest on, if any, the Notes and performance of all other obligations of the Company to the Holders and the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, the Company pursuant to the Security Documents has unconditionally and absolutely assigned to the Trustee for the benefit of itself and all Holders, a first priority security interest in the Collateral, subject to the limitations set forth in Section 1014 (the "Security Interest").

         (b) The Security Interest as now or hereafter in effect shall be held for the Trustee and for the equal and ratable benefit and security of the Notes without preference, priority or distinction of any thereof over any other by reason, or difference in time, of issuance, sale or otherwise, and for the enforcement of the payment of principal of, premium, if any, and interest on the Notes in accordance with their terms.

         (c) The Company has executed and delivered, filed and recorded and/or will execute and deliver, file and record, all instruments and documents, and has done or will do or cause to be done all such acts and other things as are necessary to subject the Collateral to the Lien of the Security Documents. The Company will execute and deliver, file and record all instruments and do all acts and other things as may be reasonably necessary or advisable to perfect, maintain and protect the Security Interest and shall pay all filing, recording, mortgage or other taxes or fees incidental thereto.

         (d) The Company shall furnish to the Trustee (i) promptly after the recording or filing, or re-recording or re-filing of the Security Documents and other security filings, an Opinion of Counsel (who may be counsel for the Company) stating that in the opinion of such counsel the Security Documents and other security filings have been properly recorded, filed, re-recorded or re-filed so as to make effective and perfect the Security Interest intended to be created thereby and reciting the details of such action; and (ii) at least annually on the anniversary date of the execution and delivery of this Indenture, an Opinion of Counsel (who may be counsel for the Company) either stating that in the opinion of such counsel such action with respect to the recording, filing, re-recording or re-filing of the Security Documents and other security filings has been taken as is necessary to maintain the Lien and Security Interest of the Security Documents and other security filings, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and Security Interest. In giving the opinions required by this Section 1201(d) above, such counsel may rely, to the extent recited in such opinions, on (i) certificates of relevant public officials; (ii) certificates of an officer or officers of the Company; (iii) photocopies of filed and recorded documents certified by public officials as being accurate copies of such documents; (iv) the opinions of other counsel reasonably acceptable to the Trustee with respect to matters governed by law of any jurisdiction other than the state in which such counsel is licensed to practice law; and (v) title insurance policies and commitments. In addition, such opinions may contain such qualifications, exceptions and limitations as are appropriate for similar opinions relating to the nature of the Collateral.

SECTION 1202. Suits to Protect the Collateral.

         To the extent permitted under the Security Documents and this Indenture, the Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or the Security Documents and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interest of the Holders in the Collateral and in the profits, rents, revenues and other income arising therefrom (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest thereunder or be prejudicial to the interest of the Holders or of the Trustee).

SECTION 1203. Further Assurances and Security.

         The Company represents and warrants that at the time the Security Documents and this Indenture are executed, the Company (i) will have full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm, absolutely, the Collateral, in the manner and form done, or intended to be done, in the Security Documents, free and clear of all Liens, except for the Liens (A) created by the Security Documents, (B) to the extent otherwise provided in the Security Documents and (C) Liens contested in good faith or arising by operation of law and not by contract, and will forever warrant and defend the title to the same against the claims of all Persons whatsoever; (ii) will execute, acknowledge and deliver to the Trustee, at the Company's expense, at any time and from time to time such further assignments, transfer, assurances or other instruments as may, in the opinion of the Trustee, be required to effectuate the terms of this Indenture or the Security Documents; and (iii) will at any time and from time to time do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the Trustee, to assure and confirm to the Trustee the Security Interest in the Collateral contemplated hereby and by the Security Documents.

SECTION 1204. Release of Collateral.

         The Company shall cause the Net Cash Proceeds of any Asset Sale pursuant to Section 1017 that involves Collateral or any Event of Loss that involves Collateral to be deposited in the Collateral Account on the business day on which such Net Cash Proceeds are received by the Company or such Subsidiary.

Collateral Proceeds (including any earnings thereon) may be released from the Collateral Account in order to, and in only such amount as is required to, (a) pay the principal amount of Notes tendered pursuant to an Asset Sale Offer or Event of Loss Offer or (b) make a Permitted Investment; PROVIDED that upon consummation of such Permitted Investment the Trustee shall have received a first priority security interest in the property or assets acquired by the Company or any of its Subsidiaries in connection therewith and the Company delivers to the Trustee each of the following:

         (1) an Officers' Certificate, dated the date on which Collateral Proceeds shall be released from the Collateral Account (the "Collateral Proceeds Release Date"), stating in substance as to certain matters (which statements shall, on the Collateral Proceeds Release Date, be true), including the following:

            (A) the reason the Company is requesting a release of the Collateral Proceeds and a description of the use to be made of the Collateral Proceeds to be released;

            (B) in the case of clause (a) above, the aggregate principal amount of Notes purchased on the Collateral Proceeds Release Date and, in the case of clause (b) above, a description of the property or assets being acquired and the Fair Market Value and the purchase price of each such property or asset to be acquired by the Company and/or its Subsidiaries (if more than one);

            (C) that the amount to be released from the Collateral Account does not exceed the aggregate principal amount of Notes to be purchased on the Collateral Proceeds Release Date or the purchase price of the property or assets to be acquired by the Company or any of its Subsidiaries, as the case may be;

            (D) that, in the case of clause (b) above, the Company and/or its Subsidiaries, as the case may be, have taken all steps necessary or desirable so that upon consummation of such Permitted Investment the Trustee shall receive a first priority security interest in such property or assets;

            (E) that no Default or Event of Default has occurred and is continuing at the time of or after giving effect to such release of Collateral Proceeds; and

            (F) that all conditions precedent in this Indenture and the Security Documents relating to the release of the Collateral Proceeds have been complied with.

         (2) An Opinion of Counsel stating that the certificate, opinions, other instruments or cash which have been or are therewith delivered to and deposited with the Trustee conform to the requirements of this Indenture, that the property to be released pursuant to a Company Request may be lawfully released from the Lien of the Security Documents and that all conditions precedent in this Indenture and the Security Documents relating to such release (including, without limitation, the requirement that the Trustee receive a first priority security interest in the property or assets acquired) have been complied with.

SECTION 1205. Reliance on Opinion of Counsel.

         The Trustee shall, before taking any action under this Article Twelve, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, the steps necessary to consummate the same and to perfect the Trustee's priority with respect to any Lien in connection therewith and that such action will not be in contravention of the provisions thereof or this Indenture and such opinion shall be full protection to the Trustee for any action taken or omitted to be taken in reliance thereon.

SECTION 1206. Purchaser May Rely.

         A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article Twelve shall not be bound to ascertain, and may rely on the authority of the Trustee to execute, transfer, grant or release, or to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or to see to the application of the purchase price therefor.

SECTION 1207. Payment of Expenses.

         On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for the payment of all reasonable expenditures incurred by the Trustee under this Article Twelve, including, without limitation, the costs of title insurance, surveys, attorneys' fees and expenses, recording fees and taxes, transfer taxes, taxes on indebtedness and other expenses incidental thereto and all such sums shall be a Lien upon the Collateral prior to the Notes and shall be secured thereby.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 1302 or Section 1303 be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302. Defeasance and Discharge.

         Upon the Company's exercise under Section 1301, after December 1, 2000, of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Notes to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Notes when such payments are due from the Trust Funds, (B) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Notes.

SECTION 1303. Covenant Defeasance.

         Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1006 through 1030 with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section 1302 or Section 1303 to the outstanding Notes:

              (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) for the benefit of the Holders of such Notes, (A) U.S. legal tender, or (B) U.S. Government Obligations, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge, the principal of (and premium, if any, on) and interest on the outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or Interest Payment Date of such installment of interest and the Holders of Notes must have a valid, perfected, exclusive security interest in such trust. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the outstanding Notes at a future date in accordance with Article Eleven hereof.

             (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

             (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound.

             (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

             (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

             (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with (which Officers' Certificate and Opinion of Counsel shall be updated and redelivered to the Trustee with respect to the matters described in paragraphs 2 and

         3 of this Section after the end of the 91-day period referred to in paragraph 2 of this Section). In addition, the Officers' Certificate shall state that the deposit was not made by the Company with the intent of preferring the Holders of such Notes over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others.

SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in
              Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee; collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

SECTION 1306. Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.


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                                      -92-


                                ARTICLE FOURTEEN

                             GUARANTEE OF SECURITIES

SECTION 1401. Guarantee.

         Subject to the provisions of this Article Fourteen each Guarantor hereby jointly and severally, fully and unconditionally guarantees, on a senior unsecured basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, interest and Additional Interest, if any, on the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest or Additional Interest, if any, on the Notes and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 606 hereof) and all other obligations of the Company Holders or the Trustee hereunder or under the Notes (including fees, expenses or other) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes or the Trustee to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

         Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Notes with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (a) subject to this Article Fourteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee; provided that rescission of acceleration may be effected by the Holders in accordance with the provisions of this Indenture.

         This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         No stockholder, officer, director, employee or incorporator, past, present or future, or any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

SECTION 1402. Execution and Delivery of Guarantee.

         To further evidence the Guarantee set forth in Section 1401, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Section 207 hereto, shall be endorsed on each Note authenticated and delivered by the Trustee and such Guarantee shall be executed by either manual or facsimile signature of an Officer or an Officer of a general partner, as the case may be, of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         Each of the Guarantors hereby agrees that its Guarantee set forth in
Section 1401 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

         If an officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticate the Note on which such Guarantee is endorsed or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 1403. Limitation of Guarantee.

         The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

SECTION 1404. [Intentionally Omitted].

SECTION 1405. Release of Guarantor.

         A Guarantor shall be released from all of its obligations under its Guarantee if:

         (i) the Guarantor has sold all of its assets or the Company sold all of the Capital Stock of the Guarantor owned by it, in each case in a transaction in compliance with the terms of this Indenture; PROVIDED that the Net Cash Proceeds from such an Asset Sale are applied in accordance with this Indenture; or

         (ii) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with the terms of this Indenture (including Section 801);

and in each such case, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder.

         The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under this Article Fourteen.

SECTION 1406. Waiver of Subrogation.

         Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or Note on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 1406 is knowingly made in contemplation of such benefits.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 LOUISIANA CASINO CRUISES, INC.

                                 By
                                    Title:


                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                 as Trustee
                                 By:
                                    Title:       Assistant Vice President